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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Item 1. Reports to Stockholders.

          Baron Select Funds Trust Semi-Annual Report for the period ended June 30, 2013

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

June 30, 2013	Semi-Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Statement of Cash Flows	33
Notes to Financial Statements	34

Financial Highlights	42

Fund Expenses	49

Disclosure Regarding the Approval of the Investment Advisory Agreements for each of the Series by the Board of Trustees	50

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the six months ended June 30, 2013. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
August 21, 2013	August 21, 2013	August 21, 2013

This Semi-Annual Financial Report is for the Baron Select Funds which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Partners Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2013
						Since
						Inception
	Six	One	Three	Five	Ten	(January 31,
	Months*	Year	Years	Years	Years	1992)
Baron Partners Fund — Retail Shares[1,2,3]	20.78%	32.07%	20.24%	7.07%	12.40%	12.62%
Baron Partners Fund — Institutional Shares[1,2,3,4]	20.98%	32.44%	20.58%	7.31%	12.52%	12.68%
Russell Midcap Growth Index[1]	14.70%	22.88%	19.53%	7.61%	9.94%	8.99%
S&P 500 Index[1]	13.82%	20.60%	18.45%	7.01%	7.30%	8.77%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2013 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of Total
Investments
ITC Holdings Corp.	9.2%
Arch Capital Group Ltd.	8.7%
Hyatt Hotels Corp.	6.9%
Verisk Analytics, Inc.	6.6%
Fastenal Co.	5.7%
FactSet Research Systems, Inc.	4.8%
Edwards Lifesciences Corp.	4.5%
Dick’s Sporting Goods, Inc.	4.5%
The Charles Schwab Corp.	4.4%
CoStar Group, Inc.	4.4%
59.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron Partners Fund‡ gained 20.78%, significantly outperforming the Russell Midcap Growth Index, which gained 14.70%.

The Fund has also performed well since it converted into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion on April 30, 2003 through June 30, 2013, the Fund gained an annualized 13.31% versus an annualized 10.92% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.62%* compared to an annualized 8.99% for the index.

Baron Partners Fund invests primarily in U.S. companies of any size with significant long-term growth potential. We believe that our investment process can identify investment opportunities that are attractively priced relative to their future prospects. Baron Partners Fund is non-diversified, so the Fund’s top 10 holdings are expected to comprise a significant percentage of the Fund and the Fund uses leverage, both of which increase risk.

Strength in corporate fourth quarter earnings propelled several U.S. equity indexes to all-time highs in the first quarter of 2013. Home prices and home construction were on the rise, and automobile sales were rebounding from their recession lows. These positive economic signs helped offset fears over higher taxes and sequestration. Upward movement of U.S. equity markets continued until May 22nd when Federal Reserve (the “Fed”) Chairman Bernanke’s comments suggested that the Fed would begin tapering its bond purchasing program (QE) sooner than most investors anticipated. From May 21st through the end of the quarter, the S&P 500 Index lost about 4%, interest rates spiked, the bond market sold off, and investors pulled record assets out of bond funds.

We believe that investors overreacted to the Fed’s comments. It is critical to note that Bernanke emphasized the timeline for gradually exiting QE was conditioned upon developments in the economic outlook and that the pace of QE could even go back up if economic conditions were to weaken. In addition, we understand the tapering would be a multi-year process that we expect businesses will be able to take in stride.

At the sector level, the Fund’s investments in the Financials, Consumer Discretionary, and Information Technology sectors were the largest contributors to performance.

The largest contributor to Fund performance during the period was ITC Holdings Corp., the nation’s largest independent transmission company. The stock’s 19.8% six-month return represented over 12% of the Fund’s total six-month return. The change in interest rates during the period was one of the factors that led to ITC’s strong performance. Due to its corporate structure and growth strategy, ITC pays out less in the form of dividends relative to other regulated utilities. This makes the company less interest rate sensitive. As a result, we expect ITC to outperform regulated utilities when interest rates rise as they did in the latter part of the second quarter. Other factors contributing to performance were its superior growth prospects relative to other regulated utilities, multiple expansion, and a substantial reduction in the short interest.

While C.H. Robinson Worldwide, Inc. was the largest detractor during the period, its impact on the portfolio was minor. Edwards Lifesciences Corp. was the only other security in the portfolio that detracted from performance year-to-date.

We seek to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2013
						Since
						Inception
	Six	One	Three	Five	Ten	(May 31,
	Months*	Year	Years	Years	Years	1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	8.61%	24.42%	16.12%	6.82%	13.42%	11.47%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	8.81%	24.62%	16.40%	7.03%	13.53%	11.53%
Russell 2500 Growth Index[1]	15.82%	24.03%	20.22%	8.94%	10.27%	6.63%
S&P 500 Index[1]	13.82%	20.60%	18.45%	7.01%	7.30%	7.20%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell 2500TM Growth Index measures the performance of small to medium-sized companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2013 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of
Net Assets
Hyatt Hotels Corp.	6.5%
FactSet Research Systems, Inc.	6.2%
ITC Holdings Corp.	5.8%
Genesee & Wyoming, Inc.	5.7%
Vail Resorts, Inc.	5.6%
Colfax Corp.	5.5%
Verisk Analytics, Inc.	5.1%
CarMax, Inc.	5.0%
Dick’s Sporting Goods, Inc.	4.0%
Choice Hotels International, Inc.	4.0%
53.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron Focused Growth Fund‡ gained 8.61% while the Russell 2500 Growth Index rose 15.82%.

Since its inception on May 31, 1996, through June 30, 2013, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 11.47%* compared to an annualized 6.63% for the index.

The Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy.

Strength in corporate fourth quarter earnings propelled several U.S. equity indexes to all-time highs in the first quarter of 2013. Home prices and home construction were on the rise, and automobile sales were rebounding from their recession lows. These positive economic signs helped offset fears over higher taxes and sequestration. Upward movement of U.S. equity markets continued until May 22nd when Federal Reserve (the “Fed”) Chairman Bernanke’s comments suggested that the Fed would begin tapering its bond purchasing program (QE) sooner than most investors anticipated. From May 21st through the end of the quarter, the S&P 500 Index lost about 4%, interest rates spiked, the bond market sold off, and investors pulled record assets out of bond funds.

We believe that investors overreacted to the Fed’s comments. It is critical to note that Bernanke emphasized the timeline for gradually exiting QE was conditioned upon developments in the economic outlook and that the pace of QE could even go back up if economic conditions were to weaken. In addition, we understand the tapering would be a multi-year process that we expect businesses will be able to take in stride.

During the period, the Fund’s investments in the Industrials, Consumer Discretionary, and Financials sectors were the strongest contributors to performance, while the Fund’s investments in the Materials sector were the largest detractors.

The greatest contributor to performance during the period was diversified global industrial manufacturing and engineering company, Colfax Corp. Over the past six months, the stock has benefited from multiple expansion, signs that the company will achieve significant synergies following its acquisition of Charter International plc, and execution of a secondary offering, which signals additional acquisitions may be on the horizon.

The biggest detractor from Fund performance for the period was Agrinos AS, a green technology company with a unique microbial product that enhances crop yields. Shares of Agrinos declined 58% during the period due to a delay in receivables collection that led to a change in accounting policy, with no revenue booked for Mexico in the fourth quarter. We continue to hold Agrinos because we believe it has disruptive and exciting long-term growth prospects.

We seek to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2013
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2008)
Baron International Growth Fund — Retail Shares[1,2]	2.89%	12.04%	9.92%	14.28%
Baron International Growth Fund — Institutional Shares[1,2,3]	2.94%	12.32%	10.19%	14.54%
MSCI ACWI ex USA IMI Growth Index[1]	1.35%	14.31%	8.77%	11.74%
MSCI ACWI ex USA Index[1]	–0.04%	13.63%	7.99%	10.77%

*	Not annualized.

†	If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI ex USA IMI Growth Index Net USD measures the equity market performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2013 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of
Net Assets
Ryanair Holdings plc	3.8%
Eurofins Scientific SE	3.2%
Softbank Corp.	3.0%
SodaStream International Ltd.	2.7%
Sina Corporation	2.6%
Mitsui Fudosan Co. Ltd.	2.5%
Compagnie Financière Richemont SA	2.2%
FANUC Corp.	2.1%
Agilent Technologies, Inc.	2.1%
Kakaku.com, Inc.	2.1%
26.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron International Growth Fund‡ gained 2.89%, outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 1.35%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%.

Even though the Fund and its benchmark index did not advance significantly over the past six months, much has happened and the Fund’s positioning and performance reflect these events. Europe, for example, made progress towards fiscal and banking union and the European Union’s (EU’s) financial system stabilized. We expect the major unresolved policy decisions to remain in a holding pattern until after the German elections in late September.

Notwithstanding a significant correction beginning in late May, Japan remained the top performing major equity market in the world year-to-date. Prime Minister Abe’s radical shift in policy should show increased signs of success in coming months, and we expect more specifics on important reforms subsequent to parliamentary elections in July. In our opinion, the Bank of Japan is now by far the most aggressive central bank in the world, and there are increasing signs of improving consumer confidence and industrial activity. We are invested in several Japanese companies positioned to benefit from this phenomenon and continue our research in this area.

It is also interesting to note the unusual divergence between global equity and commodity prices. This trend, if sustained, signals a multi-year downturn in the global commodity cycle, which would have lasting implications for future value creation. Such an outcome would favor commodity consuming countries (and industries), such as the U.S., China, India and Japan, while creating headwinds for exporters such as Australia, Brazil/Latin America and Russia. We believe the shift in China from an investment-led to a consumption-led economy supports such a phenomenon. We further believe the Fund is well-positioned over the long term for such a scenario.

As fundamentals and policy continue to evolve across many countries and markets, we observe capital flows and wealth moving from the developing world to the developed world and from commodity producers to commodity consumers. As a consequence of these developments, we have increased exposure to several companies and countries which we view as beneficiaries, and likewise have reduced our holdings in companies where we perceive increased risk.

Most recently, concerns over the likelihood and timing of the Federal Reserve (the “Fed”) tapering its government bond purchases emerged with sudden impact to equity, bond, currency, and commodity markets worldwide. While we recognize that tapering is not an explicit monetary tightening, we believe this recent signal is meaningful, suggesting that the point of maximum credit easing has likely passed. The good news is that the Fed would not send such a signal without confidence in the improving U.S. economy; nevertheless, we believe we are entering a period of increased global volatility.

With this context, it is not surprising that the Fund’s investments in Japan contributed the most to performance over the period, and that its investments in emerging market countries modestly detracted. On a sector basis, the largest contributors to performance were in the Consumer Discretionary, Health Care, and Telecommunications Services sectors, while investments in Materials and Energy detracted the most.

Ryanair Holdings plc, Europe’s ultra-low cost airline, was the Fund’s largest contributor to returns for the period. Shares of Ryanair increased just over 50% during the period, after reporting financial results, a large aircraft order, and a share buyback program.

The Fund’s largest detractor during the period was Financial Technologies Ltd. Financial Technologies operates financial exchanges and owns 26% of MCX, the largest commodity exchange in India. In March, India’s government announced a new tax on commodity transactions to take effect in June. This news has led to uncertainty about the effect on commodity-related trading volumes and, given Financial Technologies’ interest in MCX, the stock sold off.

We reiterate that in the longer term, we think the developing world, particularly the developing world consumer, remains the primary engine of global growth.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2013
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2009)
Baron Real Estate Fund — Retail Shares[1,2]	9.36%	32.35%	26.39%	21.67%
Baron Real Estate Fund — Institutional Shares[1,2]	9.52%	32.63%	26.70%	21.96%
MSCI USA IMI Extended Real Estate Index[1]	9.43%	21.20%	19.18%	16.28%
S&P 500 Index[1]	13.82%	20.60%	18.45%	13.37%

*	Not annualized.

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends,which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2013 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of
Net Assets
CBRE Group, Inc.	4.5%
Starwood Hotels & Resorts Worldwide, Inc.	4.3%
Brookdale Senior Living, Inc.	4.0%
Capital Senior Living Corp.	3.9%
Hyatt Hotels Corp.	3.9%
CaesarStone Sdot-Yam Ltd.	3.7%
Jones Lang LaSalle, Inc.	3.7%
Wyndham Worldwide Corp.	3.7%
Emeritus Corp.	3.5%
Wynn Resorts Ltd.	3.3%
38.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron Real Estate Fund‡ gained 9.36%, while the MSCI USA IMI Extended Real Estate Index, gained 9.43%.

Baron Real Estate Fund is a non-diversified fund that invests primarily in real estate and real estate-related companies of all sizes. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies.

Quantitative easing and potential lack of it had a significant impact on most real estate-related equities during the period. The broad stock market, including real estate-related assets, performed strongly in the first quarter, buoyed by a combination of aggressive interventionist policies of the world’s central banks, the continuation of positive economic performance, most notably in the U.S., and the perceived lower risk of significant sovereign systematic risks. Many equities, and particularly real estate-related stocks, corrected in the second quarter mostly due, in our opinion, to the sharp increase in interest rates from historically low levels and concerns that higher borrowing costs would impact real estate more adversely than other industry groups. In contrast, we remain optimistic. We believe the key ingredients remain in place for both commercial and residential real estate to continue to perform well. The ingredients include rising demand such as increases in occupancy and new home sales, low construction activity, improving credit availability, and still extraordinarily low interest rates.

We continue to advocate a broad and balanced approach to investing in real estate. During the period, we favored four real estate categories: hotels & leisure, residential housing, real estate services, and casino and gaming operators.

We believe our hotel & leisure investments are well-positioned due to their attractive valuations, low supply forecasts, and solid demand expectations. It was our view that all of our hotel investments traded at discounts to their intrinsic value, so during the period we added to all of our hotel investments.

We continue to believe that the most notable development in real estate is the rebound in the U.S. housing market. Continued increases in home sales and prices, attractive mortgage rates, improving credit conditions, and modest construction activity support our positive stance. During the period, we increased our investments in building products/services companies and senior housing operators, while decreasing slightly our investments in homebuilders and land developers.

We increased the Fund’s real estate services investments in the second quarter as we believe they have superior and more open-ended growth potential and more attractive valuations than most REITs.

It is also our view that our casino & gaming investments should perform well when economic growth improves, and we believe many of our investments have significant embedded real estate value not currently reflected in their share prices.

We continue to limit our non-hotel REIT exposure. We believe more favorable valuation and growth prospects exist in most other real estate categories. Further, we believe that REITs may be more vulnerable to a rising interest rate environment in the next few years than many other real estate-related categories.

We believe the Fund’s flexibility to emphasize and/or deemphasize certain real estate categories is a competitive advantage that we hope leads to strong performance for the long term.

Over the past six months, investments in Consumer Discretionary, Financials and Materials contributed the most to performance, representing approximately 80% of the Fund’s total return during the period. Our investments in the IT sector detracted slightly.

CaesarStone Sdot-Yam Ltd. was the Fund’s largest contributor during the period. CaesarStone is a global manufacturer of quartz surfaces for kitchens and bathrooms. Strong performance was driven by steady earnings growth, as quartz has taken market share from granite and marble countertop materials.

Ply Gem Holdings, Inc., whose IPO was in May was the Fund’s largest detractor during the period. Ply Gem is a leading manufacturer of exterior building products in North America, including vinyl and aluminum siding, windows, and patio doors. Performance was driven by concerns that rising interest rates would hurt the U.S. housing recovery. We believe cash flow can more than double as U.S. construction activity returns to normal levels.

We seek to establish positions in real estate and real estate-related companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2013
			Since
			Inception
	Six	One	(December 31,
	Months*	Year	2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	0.60%	15.75%	0.97%
Baron Emerging Markets Fund — Institutional Shares[1,2]	0.70%	15.97%	1.18%
MSCI EM IMI Growth Index[1]	–6.69%	7.44%	–4.10%
MSCI EM IMI Index[1]	–8.89%	3.66%	–5.40%

*	Not annualized.

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

June 30, 2013 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of
Net Assets
Sina Corporation	3.1%
KT Skylife Co. Ltd.	2.6%
Financial Technologies Ltd.	2.6%
KIA Motors Corp.	2.3%
Yandex N.V.	2.1%
Biostime International Holdings Ltd.	2.0%
Kroton Educacional SA	2.0%
NQ Mobile, Inc.	1.8%
DEN Networks Ltd.	1.8%
Zee Entertainment Enterprises Ltd.	1.8%
22.1%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron Emerging Markets Fund‡ gained 0.60%, significantly outperforming the MSCI EM IMI Growth Index, which lost 6.69%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed or frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable.

There have been a number of developments over the past six months that have put pressure on emerging markets equities and caused negative returns in many countries. Chinese economic volatility is clearly one critical factor.

Economic activity and government policies in China have a significant impact on global capital markets. Weakness in China’s growth expectations, its stock market, and global commodity prices is being driven partially by the new leadership’s resolve to do the right thing; this suggests tough medicine in the near term, as reforms include vigilance against corruption, a slowdown in credit growth, controls on shadow financing, and increased flexibility of interest rate and currency movements. We believe this is a necessary and favorable adjustment that presents several potential new investible themes. While risks remain, we continue to hold several Chinese investments, many of which have performed well this year.

While aggressive quantitative easing (QE) and a weaker yen are positives for Japan, the success of this policy will hinder the competitiveness of many neighboring Asian countries and businesses. Recently, concerns over the likelihood and timing of the U.S. Federal Reserve tapering its government bond purchases emerged with sudden impact to markets worldwide. A consequence of QE-driven excess liquidity and momentum has been, in our opinion, that emerging market and high yield bonds likely became overvalued. The recent selloff of these securities was swift and severe.

Another meaningful development that impacted the Fund occurred in India. India’s finance minister disappointed market expectations for business-friendly fundamental reforms in unveiling a populist-leaning fiscal budget, leading to a complete reversal of the stock market’s fourth quarter gains.

We note the unusual divergence between global equity and commodity prices. This trend, if sustained, signals a multi-year downturn in the global commodity cycle, which would have lasting implications for future value creation. Such an outcome would favor commodity consuming countries (and industries), such as the U.S., China, India, and Japan, while creating headwinds for exporters such as Australia, Brazil/Latin America, and Russia.

As fundamentals and policy continue to evolve across many countries and markets, we observe capital flows and wealth moving from the developing world to the developed world and from commodity producers to commodity consumers. As a consequence of these developments, we have increased exposure to several companies and countries which we view as beneficiaries and likewise have reduced our holdings in companies where we perceive increased risk.

During the period, the Fund’s investments in Asia Pacific ex-Japan contributed the most to performance over the period, while its investments in Latin America and India detracted the most. On a sector basis, the largest contributors to performance were in the Consumer Staples, Consumer Discretionary, and Health Care sectors, while investments in Materials and Energy detracted the most.

Biostime International Holdings Ltd. was the largest single contributor to performance during the period. Based in China, Biostime produces baby food, and its primary product is infant formula. Biostime’s 53% appreciation in the first half can be attributed to its strong brand and to its ability to capitalize on surging sales of infant formula in China and to grow market share in its key markets.

The Fund’s largest detractor during the period was Financial Technologies Ltd. Financial technologies operates financial exchanges and owns 26% of MCX, the largest commodity exchange in India. In March, India’s government announced a new tax on commodity transactions to take effect in June. This news has led to uncertainty about the effect on commodity-related trading volumes and, given Financial Technologies interest in MCX, the stock sold off.

We reiterate that in the longer term, we think the developing world, particularly the developing world consumer, remains the primary engine of global growth.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2013
			Since
			Inception
	Six	One	(December 31,
	Months*	Year	2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	5.81%	14.93%	0.07%
Baron Energy and Resources Fund — Institutional Shares[1,2]	5.91%	15.14%	0.27%
S&P North American Natural Resources Sector Index[1]	1.87%	10.62%	2.72%
S&P 500 Index[1]	13.82%	20.60%	20.36%

*	Not annualized.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2013 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of
Net Assets
Concho Resources, Inc.	4.4%
Forum Energy Technologies, Inc.	4.1%
SM Energy Co.	4.0%
Superior Energy Services, Inc.	3.9%
Oasis Petroleum, Inc.	3.9%
Oil States International, Inc.	3.8%
Bonanza Creek Energy, Inc.	3.5%
Tesoro Logistics LP	3.1%
Noble Energy, Inc.	3.0%
Halliburton Co.	2.9%
36.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron Energy and Resources Fund‡ gained 5.81%, significantly outperforming the S&P North American Natural Resources Sector Index, which rose 1.87%.

The Fund is a non-diversified fund that invests primarily in energy and resources companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities.

The modest change in the Fund’s index from December 31, 2012 to June 30, 2013, hides some of the volatility in the sector year-to-date. The Fund’s benchmark index was up 7.18% in the first quarter and down 4.95% in the second. The sector also underperformed the broader market. While gas prices weakened through the second quarter, oil prices held up well despite normal seasonal reduction in demand, and were strengthening toward the end of the quarter. While some segments of the energy and resources industries have been weak, such as mineral extraction, international exploration & production, oil services, and industrials, competitively advantaged businesses held up better than average. MLP/Midstream-related equities performed well in the first quarter but gave up some gains when interest rates spiked toward the end of the second. Nonetheless, the Fund benefited from several of its MLP-related investments.

The Fund outperformed as we continued to focus on companies that we believe are well-positioned to benefit from the three key trends that we think will drive long-term growth in the industry: 1) the development of unconventional oil & gas resources from shales and tight sands; 2) the increasing global exploration & development activity in deeper water; and 3) the need to dramatically enhance, upgrade, and expand the industry’s midstream and transportation capacity for oil & gas in North America and around the world.

When we look at the development of unconventional resources, we see multiple opportunities to invest in both exploration & production companies and oilfield service & equipment stocks as growing production from developing plays like the Bakken in North Dakota, the Eagle Ford in South Texas, and multiple formations in the Permian Basin drive cash flow and profit growth over the next several years.

Despite the setback that the industry experienced with the BP oil spill three years ago, the deepwater offshore industry has rebounded and is poised for significant growth over the next three to five years. Many businesses stand to benefit from a combination of strong exploration success, improving technology for accessing these resources, and increased availability of the necessary equipment.

One of the things that we believe differentiates Baron Energy and Resources Fund from other diversified energy and resource funds is its large exposure to midstream and MLP businesses. The need for new infrastructure to process and transport oil & gas from the many new unconventional sources, along with growing global trade in liquified natural gas and oil-related products, is spurring significant growth opportunities for companies that can fill these needs. We see this as a long-term trend that will provide stable and visible growth, and we also believe that our investments in these sectors help to balance some of the risk in the rest of the portfolio.

One of the Fund’s MLP investments, Tesoro Logistics LP, was the largest contributor to Fund performance during the period. Tesoro is a fee-based, growth-oriented publicly traded MLP formed by Tesoro Corporation in 2011 to own, operate, develop, and acquire crude oil and refined products logistics assets. The company outperformed during the period as management continued to execute on growth projects such as buying a pipeline asset from Chevron and refining assets from BP on the west coast.

The largest detractor over the same time frame was resource investment Agrinos AS. Agrinos, a green technology company with a unique microbial product that enhances crop yields, declined over 50% during the period. Performance was weak, particularly in the first three months of the year, because a delay in receivables collection led to a change in accounting policy, with no revenue booked for Mexico in the fourth quarter. We continue to hold Agrinos because we believe it has disruptive technology and exciting long-term growth prospects.

We are confident in the long-term growth opportunities within Energy and think the portfolio is well-positioned given our assessment of commodity prices, economic factors, and valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2013
			Since
			Inception
	Six	One	(April 30,
	Months*	Year	2012)
Baron Global Advantage Fund — Retail Shares[1,2]	2.31%	16.14%	5.55%
Baron Global Advantage Fund — Institutional Shares[1,2]	2.50%	16.47%	5.80%
MSCI ACWI Growth Index[1]	5.51%	15.40%	7.85%
MSCI ACWI Index[1]	6.05%	16.57%	9.66%

*	Not annualized.

†
If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and the Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2013 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2013
Percent of
Net Assets
Google, Inc.	5.4%
Greenlight Captial Re, Ltd.	4.0%
Illumina, Inc.	3.9%
Amazon.com, Inc.	3.9%
EVERTEC, Inc.	3.5%
priceline.com, Inc.	3.4%
Facebook Inc.	3.3%
Acxiom Corp.	3.1%
Apple, Inc.	3.0%
Brookfield Asset Management, Inc.	3.0%
36.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2013, Baron Global Advantage Fund‡ gained 2.31%, while the MSCI ACWI Growth Index rose 5.51%.

Baron Global Advantage Fund is a diversified fund that invests primarily in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. Sector weights tend to be an outcome of the portfolio construction process and do not indicate a “view,” positive or negative.

Concerns over the likelihood and timing of the Federal Reserve (the “Fed”) tapering its government bond purchases emerged at the end of the period with sudden impact to equity, bond, currency, and commodity markets worldwide. While we recognize that tapering is not an explicit monetary tightening, we believe this recent signal is meaningful, suggesting that the point of maximum credit easing has likely passed. The good news is that the Fed would not send such a signal without confidence in the improving U.S. economy; nevertheless, we believe we are entering a period of increased global volatility.

Over the past six months, Europe has made progress towards fiscal and banking union and the European Union’s (EU’s) financial system stabilized. Notwithstanding a significant correction beginning in late May, Japan remained the top performing major equity market in the world year-to-date. While policy shifts have benefited Japanese equities, they also represent a loss of export competitiveness for many neighboring Asian companies, particularly in a relatively slow growth global economy. We believe recent events in Japan are at least partially responsible for the relative weakness in certain developing market equities.

It is also interesting to note the unusual divergence between global equity and commodity prices. This trend favors commodity consuming countries (and industries), such as the U.S., China, India and Japan, while creating headwinds for exporters such as Australia, Brazil/Latin America and Russia.

With this backdrop, it is understandable that the Fund’s North American investments contributed the most to performance during the period, while its investments in Latin America and Asia Pacific ex-Japan detracted. Part of the Fund’s lagging performance can also be explained by not having any exposure to Japan.

On a sector basis, the Fund’s investments in the Consumer Discretionary, Energy, and Health Care sectors contributed the most to Fund performance. Partially offsetting these top contributing sectors were the Fund’s investments in Financials, Materials, and Telecommunication Services.

The Fund’s largest single contributor and detractor were both Internet software and services businesses. Google, Inc., the largest search and online display advertising company in the world, was the Fund’s largest contributor to performance during the period. Shares of Google were up 24.1% year-to-date based on its smooth transition to mobile advertising. We believe the shift to mobile by consumers will ultimately be positive for Google, and the company will have the ability to lower its operating expenses. Google is also being rewarded by investors for YouTube’s success as an advertising platform, and early investments it is making in products like Google Glass.

Velti plc, also a global mobile marketing company, was the largest detractor from performance during the period. Shares of Velti declined sharply in the first quarter as a result of missing fourth quarter expectations and reducing its 2013 outlook. While the company is focused on improving free cash flow generation in 2013, we believe it will take time before the company passes its low point on cash generation. Due to this lack of free cash flow visibility, we exited the position. This Ireland-based company was also largely responsible for the Fund’s investments in Europe detracting from performance.

We continue to focus on identifying and investing in unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies we are invested in and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2013

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (133.51%)

Consumer Discretionary (34.08%)
	Automotive Retail (5.41%)
1,250,000	CarMax, Inc.[1]	$35,894,857	$57,700,000
	Broadcasting (2.89%)
400,000	Discovery Communications, Inc., Cl A1	8,755,655	30,884,000
	Casinos & Gaming (4.90%)
988,500	Penn National Gaming, Inc.[1]	29,535,349	52,252,110
	Hotels, Resorts & Cruise Lines (9.45%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	100,900,000
	Leisure Facilities (5.34%)
925,800	Vail Resorts, Inc.	27,801,851	56,955,216
	Specialty Stores (6.09%)
1,299,500	Dick’s Sporting Goods, Inc.	22,168,362	65,052,970

Total Consumer Discretionary		191,304,616	363,744,296

Energy (9.98%)
	Oil & Gas Drilling (4.10%)
700,000	Helmerich & Payne, Inc.	24,104,765	43,715,000
	Oil & Gas Exploration & Production (5.88%)
750,000	Concho Resources, Inc.[1]	62,326,273	62,790,000

Total Energy		86,431,038	106,505,000

Financials (24.43%)
	Asset Management & Custody Banks (4.02%)
1,670,000	The Carlyle Group	37,003,451	42,919,000
	Investment Banking & Brokerage (6.07%)
3,050,000	The Charles Schwab Corp.	26,953,509	64,751,500
	Property & Casualty Insurance (11.92%)
2,475,000	Arch Capital Group Ltd.[1,2]	33,641,980	127,239,750
	Specialized Finance (2.42%)
775,000	MSCI, Inc.[1]	16,938,378	25,784,250

Total Financials		114,537,318	260,694,500

Health Care (15.46%)
	Health Care Equipment (10.55%)
975,000	Edwards Lifesciences Corp.[1]	67,119,494	65,520,000
525,000	IDEXX Laboratories, Inc.[1]	45,812,786	47,134,500

		112,932,280	112,654,500
	Life Sciences Tools & Services (4.91%)
700,000	Illumina, Inc.[1]	39,883,681	52,388,000

Total Health Care		152,815,961	165,042,500

Industrials (24.35%)
	Air Freight & Logistics (4.48%)
850,000	C.H. Robinson Worldwide, Inc.	34,012,109	47,863,500
	Airlines (3.19%)
660,100	Ryanair Holdings plc, ADR[1,2]	26,238,973	34,014,953
	Research & Consulting Services (8.95%)
1,600,000	Verisk Analytics, Inc., Cl A1	43,772,936	95,520,000
	Trading Companies & Distributors (7.73%)
1,800,000	Fastenal Co.	31,516,561	82,530,000

Total Industrials		135,540,579	259,928,453

Shares		Cost	Value

Common Stocks (continued)

Information Technology (12.59%)
	Application Software (6.54%)
685,000	FactSet Research Systems, Inc.	$39,877,102	$69,828,900
	Internet Software & Services (6.05%)
500,000	CoStar Group, Inc.[1]	19,068,649	64,535,000

Total Information Technology		58,945,751	134,363,900

Utilities (12.62%)
	Electric Utilities (12.62%)
1,475,000	ITC Holdings Corp.	46,426,984	134,667,500

Total Common Stocks		786,002,247	1,424,946,149

Private Equity Investments (3.12%)

Consumer Discretionary (0.58%)
	Hotels, Resorts & Cruise Lines (0.58%)
3,900,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	39,000,000	6,162,000

Financials (2.54%)
	Asset Management & Custody Banks (2.54%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	41,134,888	27,133,286

Total Private Equity Investments		80,134,888	33,295,286

Principal
Amount

Short Term Investments (0.05%)

$492,114	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2013, 0.01% due 7/1/2013; Proceeds at maturity – $492,115; (Fully collateralized by $535,000 U.S. Treasury Note, 1.625% due 8/15/2022; Market value – $506,244)[5]	492,114	492,114

Total Investments (136.68%)		$866,629,249	1,458,733,549

Liabilities Less Cash and Other Assets (-36.68%)			(391,440,984)

Net Assets			$1,067,292,565

Retail Shares (Equivalent to $27.26 per share based on 30,686,227 shares outstanding)			$836,488,617

Institutional Shares (Equivalent to $27.56 per share based on 8,375,979 shares outstanding)			$230,803,948

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At June 30, 2013, the market value of restricted and fair valued securities amounted to $33,295,286 or 3.12% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

June 30, 2013	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (99.10%)

Consumer Discretionary (35.10%)
	Automotive Retail (4.96%)
160,000	CarMax, Inc.[1]	$4,693,294	$7,385,600
	Casinos & Gaming (5.44%)
61,975	Penn National Gaming, Inc.[1]	3,308,460	3,275,998
245,509	Pinnacle Entertainment, Inc.[1]	4,674,808	4,829,162

		7,983,268	8,105,160
	Hotels, Resorts & Cruise Lines (10.50%)
150,000	Choice Hotels International, Inc.	5,080,138	5,953,500
240,000	Hyatt Hotels Corp., Cl A1	7,807,007	9,686,400

		12,887,145	15,639,900
	Leisure Facilities (5.62%)
136,230	Vail Resorts, Inc.	8,272,836	8,380,870
	Leisure Products (0.78%)
50,000	BRP, Inc. (Canada)[1,2]	1,210,986	1,164,781
	Movies & Entertainment (3.77%)
352,670	Manchester United plc, Cl A1,2	5,439,325	5,614,506
	Specialty Stores (4.03%)
120,000	Dick’s Sporting Goods, Inc.	2,576,869	6,007,200

Total Consumer Discretionary		43,063,723	52,298,017

Consumer Staples (2.07%)
	Household Products (2.07%)
50,000	Church & Dwight Co., Inc.	1,274,171	3,085,500

Energy (3.14%)
	Oil & Gas Drilling (3.14%)
75,000	Helmerich & Payne, Inc.	3,656,041	4,683,750

Financials (15.32%)
	Asset Management & Custody Banks (5.75%)
187,384	The Carlyle Group	4,378,148	4,815,769
100,000	Eaton Vance Corp.	2,267,846	3,759,000

		6,645,994	8,574,769
	Property & Casualty Insurance (3.45%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,056	5,141,000
	Residential REITs (3.55%)
130,000	American Campus Communities, Inc.	5,389,265	5,285,800
	Specialized Finance (2.57%)
115,000	MSCI, Inc.[1]	3,240,133	3,826,050

Total Financials		17,075,448	22,827,619

Health Care (5.00%)
	Health Care Distributors (2.18%)
34,000	Henry Schein, Inc.[1]	1,353,700	3,255,500
	Health Care Facilities (0.79%)
25,000	Community Health Systems, Inc.[1]	1,187,505	1,172,000
	Life Sciences Tools & Services (2.03%)
15,000	Mettler-Toledo International, Inc.[1]	702,213	3,018,000

Total Health Care		3,243,418	7,445,500

Shares		Cost	Value

Common Stocks (continued)

Industrials (21.63%)
	Air Freight & Logistics (1.59%)
42,000	C.H. Robinson Worldwide, Inc.	$1,780,867	$2,365,020
	Industrial Machinery (5.53%)
158,000	Colfax Corp.[1]	4,291,986	8,233,380
	Railroads (5.69%)
99,930	Genesee & Wyoming, Inc., Cl A1	3,378,911	8,478,061
	Research & Consulting Services (5.13%)
128,050	Verisk Analytics, Inc., Cl A1	3,651,694	7,644,585
	Trading Companies & Distributors (3.69%)
120,000	Fastenal Co.	3,138,162	5,502,000

Total Industrials		16,241,620	32,223,046

Information Technology (7.39%)
	Application Software (7.39%)
25,000	ANSYS, Inc.[1]	548,887	1,827,500
90,000	FactSet Research Systems, Inc.	7,258,984	9,174,600

Total Information Technology		7,807,871	11,002,100

Materials (3.63%)
	Fertilizers & Agricultural Chemicals (0.42%)
214,021	Agrinos AS (Mexico)[1,2]	1,651,382	630,681
	Industrial Gases (3.21%)
50,000	Airgas, Inc.	3,153,564	4,773,000

Total Materials		4,804,946	5,403,681

Utilities (5.82%)
	Electric Utilities (5.82%)
95,000	ITC Holdings Corp.	6,531,964	8,673,500

Total Common Stocks		103,699,202	147,642,713

Principal
Amount

Short Term Investments (0.99%)

$1,474,538	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2013, 0.01% due 7/1/2013; Proceeds at maturity – $1,474,539; (Fully collateralized by $1,530,000 U.S. Treasury Note, 0.625% due 5/31/2017; Market value – $1,505,630)[3]	1,474,538	1,474,538

Total Investments (100.09%)		$105,173,740	149,117,251

Liabilities Less Cash and Other Assets (-0.09%)			(139,137)

Net Assets			$148,978,114

Retail Shares (Equivalent to $12.23 per share based on 3,378,713 shares outstanding)			$41,313,486

Institutional Shares (Equivalent to $12.35 per share based on 8,720,511 shares outstanding)			$107,664,628

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All Securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	June 30, 2013

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (96.59%)

Australia (2.94%)
100,000	Brambles Ltd.	$868,115	$854,190
50,000	Domino’s Pizza Enterprises Ltd.	337,354	510,776
50,000	Wotif.com Holdings Ltd.	174,246	207,145

Total Australia		1,379,715	1,572,111

Brazil (3.87%)
95,000	Anhanguera Educacional Participações SA	409,927	556,031
64,000	Kroton Educacional SA	458,670	885,993
40,000	TOTVS SA	164,560	622,941

Total Brazil		1,033,157	2,064,965

Canada (3.10%)
14,000	Alaris Royalty Corp.	423,399	424,380
4,500	Constellation Software, Inc.	542,191	620,424
18,000	Crescent Point Energy Corp.	794,569	610,497

Total Canada		1,760,159	1,655,301

China (8.05%)
50,000	21Vianet Group, Inc., ADR[1]	564,194	566,500
350,000	Haitong Securities Co., Ltd., Cl H	505,980	424,185
3,200,000	Kingdee International Software Group Co. Ltd.[1]	530,531	589,991
108,000	NQ Mobile, Inc., ADR[1]	749,879	872,640
25,000	Sina Corporation[1]	1,274,441	1,393,250
11,500	Tencent Holdings Ltd.	101,016	451,042

Total China		3,726,041	4,297,608

France (4.91%)
8,000	Eurofins Scientific SE	485,043	1,690,062
14,000	Ingenico SA	224,422	933,022

Total France		709,465	2,623,084

Germany (8.52%)
3,000	Brenntag AG	433,834	455,707
35,000	Deutsche Post AG	702,081	869,925
31,000	Deutsche Wohnen AG	457,782	526,381
70,600	PATRIZIA Immobilien AG1	445,649	709,533
20,000	Qiagen N.V.[1]	333,143	398,200
110,000	RIB Software AG	681,608	574,873
25,000	Symrise AG	313,128	1,012,358

Total Germany		3,367,225	4,546,977

Hong Kong (1.52%)
300,000	Wynn Macau Ltd.	430,018	814,203

India (5.40%)
210,000	DEN Networks Ltd.[1]	546,278	648,288
64,000	Financial Technologies Ltd.	1,295,990	839,297
72,067	Hathway Cable and Datacom Ltd.[1]	210,644	335,929
150,000	Mytrah Energy Ltd.[1]	274,801	241,831
50,000	Sun TV Network Ltd.	357,194	319,394
125,000	Zee Entertainment Enterprises Ltd.	303,172	496,529

Total India		2,988,079	2,881,268

Shares		Cost	Value

Common Stocks (continued)

Indonesia (1.41%)
125,000	Sarana Menara Nusantara Tbk PT1	$260,297	$308,564
850,000	Tower Bersama Infrastructure Tbk PT1	274,403	445,340

Total Indonesia		534,700	753,904

Ireland (3.76%)
39,000	Ryanair Holdings plc, ADR[1]	1,045,243	2,009,670

Israel (5.87%)
20,000	Check Point Software Technologies Ltd.[1]	957,292	993,600
50,000	Radware Ltd.[1]	885,144	689,500
20,000	SodaStream International Ltd.[1]	667,719	1,453,000

Total Israel		2,510,155	3,136,100

Italy (0.84%)
90,000	Amplifon SpA	453,824	450,553

Japan (17.20%)
25,000	Bridgestone Corp.	480,797	851,986
7,800	FANUC Corp.	708,043	1,130,913
175,000	The Japan Steel Works Ltd.	1,233,752	963,400
36,000	Kakaku.com, Inc.	629,749	1,098,004
45,000	Mitsui Fudosan Co. Ltd.	908,465	1,323,503
18,000	Sanrio Co. Ltd.	623,311	837,568
27,500	Softbank Corp.	945,833	1,605,414
50,000	Sony Financial Holdings, Inc.	805,778	789,978
125,000	Sumitomo Mitsui Trust Holdings, Inc.	554,919	583,535

Total Japan		6,890,647	9,184,301

Korea, Republic of (1.42%)
23,000	KT Skylife Co. Ltd.	722,447	759,249

Mexico (0.75%)
135,329	Agrinos AS1	859,424	398,790

Norway (4.30%)
40,000	DNB ASA	633,304	579,157
117,000	Opera Software ASA	695,877	905,282
27,624	Seadrill Partners, LLC	607,728	810,764

Total Norway		1,936,909	2,295,203

Russian Federation (1.55%)
210,000	Exillon Energy plc[1]	414,640	412,025
15,000	Yandex N.V., Cl A1	401,372	414,450

Total Russian Federation		816,012	826,475

Spain (1.44%)
27,000	Grifols SA, ADR	283,852	768,960

18	See Notes to Financial Statements.

June 30, 2013	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (continued)

Sweden (0.74%)
20,000	Lundin Petroleum AB1	$251,953	$396,654

Switzerland (6.41%)
13,000	Compagnie Financière Richemont SA	240,098	1,149,912
18,000	Credit Suisse Group AG, ADR	540,687	476,280
22,067	Julius Baer Group Ltd.	562,219	861,841
12,000	Syngenta AG, ADR	556,426	934,320

Total Switzerland		1,899,430	3,422,353

United Kingdom (8.21%)
21,000	Aggreko plc	714,330	524,454
100,000	bwin.party digital entertainment plc	329,683	171,563
50,000	Experian plc	306,563	869,223
70,000	Inchcape plc	590,036	533,397
18,000	Intertek Group plc	309,910	800,232
135,000	Premier Oil plc	660,385	683,948
37,000	Standard Chartered PLC	802,672	803,046

Total United Kingdom		3,713,579	4,385,863

United States (4.38%)
26,000	Agilent Technologies, Inc.	710,610	1,111,760
15,000	Arch Capital Group Ltd.[1]	293,022	771,150
3,000	Core Laboratories N.V.	127,140	454,980

Total United States		1,130,772	2,337,890

Total Common Stocks		38,442,806	51,581,482

Private Equity Investments (0.00%)

Israel (0.00%)
60,573	Better Place, Inc., Series C Preferred[1,2,3,5]	275,001	0

Subscription Receipts (0.47%)

Canada (0.47%)
8,600	Alaris Royalty Corp.[1,2,5]	252,773	252,677

Principal
Amount		Cost	Value

Short Term Investments (3.87%)

$2,063,537	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2013, 0.01% due 7/1/2013; Proceeds at maturity – $2,063,539; (Fully collateralized by $2,140,000 U.S. Treasury Note, 0.625% due 5/31/2017; Market value – $2,105,914)[4]	$2,063,537	$2,063,537

Total Investments (100.93%)		$41,034,117	53,897,696

Liabilities Less Cash and Other Assets (-0.93%)			(496,086)

Net Assets			$53,401,610

Retail Shares (Equivalent to $16.00 per share based on 892,358 shares outstanding)			$14,273,831

Institutional Shares (Equivalent to $16.09 per share based on 2,431,436 shares outstanding)			$39,127,779

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]
At June 30, 2013, the market value of restricted and fair valued securities amounted to $252,677 or 0.47% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30, 2013	Net Assets

Information Technology	21.7%
Consumer Discretionary	19.7
Financials	16.0
Industrials	15.9
Health Care	8.3
Energy	6.3
Telecommunication Services	4.4
Materials	4.4
Utilities	0.4
Cash and Cash Equivalents*	2.9

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	June 30, 2013

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (97.44%)

Consumer Discretionary (29.71%)
	Casinos & Gaming (9.64%)
314,500	Las Vegas Sands Corp.	$16,442,089	$16,646,485
49,350	Penn National Gaming, Inc.[1]	2,012,351	2,608,641
840,447	Pinnacle Entertainment, Inc.[1]	13,472,091	16,531,592
145,250	Wynn Resorts Ltd.	17,452,855	18,592,000

		49,379,386	54,378,718
	Home Improvement Retail (2.94%)
405,900	Lowe’s Companies, Inc.	15,055,390	16,601,310
	Homebuilding (3.29%)
346,633	Brookfield Residential Properties, Inc.[1,2]	7,315,400	7,646,724
98,000	Toll Brothers, Inc.[1]	3,262,732	3,197,740
464,800	TRI Pointe Homes, Inc.[1]	8,720,665	7,706,384

		19,298,797	18,550,848
	Hotels, Resorts & Cruise Lines (13.84%)
542,200	Hyatt Hotels Corp., Cl A1	21,963,600	21,883,192
169,852	Marriott Vacations Worldwide Corp.[1]	7,030,575	7,344,400
126,868	Norwegian Cruise Line Holdings Ltd.[1,2]	2,410,492	3,845,369
385,150	Starwood Hotels & Resorts Worldwide, Inc.	23,375,733	24,337,629
361,100	Wyndham Worldwide Corp.	21,151,804	20,665,753

		75,932,204	78,076,343

Total Consumer Discretionary		159,665,777	167,607,219

Energy (2.31%)
	Oil & Gas Storage & Transportation (2.31%)
169,250	Golar LNG Partners L.P.[2]	5,201,328	5,771,425
105,473	Rose Rock Midstream L.P.	3,111,214	3,862,421
115,250	Susser Petroleum Partners LP	3,002,348	3,376,825

Total Energy		11,314,890	13,010,671

Financials (30.66%)
	Diversified Real Estate Activities (2.01%)
314,900	Brookfield Asset Management, Inc., Cl A2	11,420,812	11,342,698
	Diversified REITs (1.44%)
33,436	American Assets Trust, Inc.	750,140	1,031,835
85,500	Vornado Realty Trust	7,097,871	7,083,675

		7,848,011	8,115,510
	Office REITs (3.18%)
2,200	Alexander’s, Inc[3]	826,544	646,162
320,922	CyrusOne, Inc.	6,717,702	6,655,922
248,386	Douglas Emmett, Inc.	5,917,681	6,197,231
50,200	SL Green Realty Corp.	4,082,248	4,427,138

		17,544,175	17,926,453
	Real Estate Development (2.85%)
802,800	Forestar Group, Inc.[1]	17,848,644	16,104,168
	Real Estate Services (10.93%)
1,092,900	CBRE Group, Inc., Cl A1	24,954,455	25,530,144
231,000	Jones Lang LaSalle, Inc.	21,751,352	21,053,340
905,750	Kennedy-Wilson Holdings, Inc.	14,388,102	15,071,680

		61,093,909	61,655,164
	Residential REITs (1.86%)
158,534	American Campus Communities, Inc.	6,895,944	6,445,993
395,188	Education Realty Trust, Inc.	4,272,190	4,042,773

		11,168,134	10,488,766
	Specialized REITs (8.39%)
84,950	Alexandria Real Estate Equities, Inc.[3]	5,964,431	5,582,914
51,196	American Tower Corp.	3,782,172	3,746,011
674,600	Ashford Hospitality Trust, Inc.	7,911,804	7,724,170
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Specialized REITs (continued)
285,900	LaSalle Hotel Properties	$7,442,803	$7,061,730
1,178,250	Strategic Hotels & Resorts, Inc.[1]	9,016,701	10,439,295
1,056,550	Sunstone Hotel Investors, Inc.[1]	12,331,778	12,763,124

		46,449,689	47,317,244

Total Financials		173,373,374	172,950,003

Health Care (11.49%)
	Health Care Facilities (11.49%)
858,600	Brookdale Senior Living, Inc.[1]	21,932,349	22,701,384
931,350	Capital Senior Living Corp.[1]	18,744,455	22,259,265
856,500	Emeritus Corp.[1]	21,995,554	19,853,670

Total Health Care		62,672,358	64,814,319

Industrials (7.65%)
	Building Products (5.14%)
1,169,630	Builders FirstSource, Inc.[1]	6,511,205	6,994,387
94,100	Owens Corning[1]	3,266,676	3,677,428
913,900	Ply Gem Holdings, Inc.[1]	20,373,573	18,332,834

		30,151,454	29,004,649
	Industrial Machinery (2.38%)
173,700	Stanley Black & Decker, Inc.	13,176,879	13,427,010
	Office Services & Supplies (0.13%)
43,800	Interface, Inc.	547,462	743,286

Total Industrials		43,875,795	43,174,945

Information Technology (3.68%)
	Application Software (1.88%)
576,819	RealPage, Inc.[1]	12,111,362	10,578,861
	IT Consulting & Other Services (1.80%)
55,095	Equinix, Inc.[1,3]	10,467,149	10,177,148

Total Information Technology		22,578,511	20,756,009

Materials (5.38%)
	Construction Materials (3.74%)
774,598	CaesarStone Sdot-Yam Ltd.[1,2]	16,022,314	21,092,304
	Forest Products (1.64%)
364,800	Boise Cascade Company[1]	9,995,112	9,269,568

Total Materials		26,017,426	30,361,872

Telecommunication Services (3.51%)
	Wireless Telecommunication Services (3.51%)
4,212,515	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2]	10,741,127	10,398,652
126,600	SBA Communications Corp., Cl A1	8,318,537	9,383,592

Total Telecommunication Services		19,059,664	19,782,244

Utilities (3.05%)
	Electric Utilities (3.05%)
264,100	Brookfield Infrastructure Partners L.P.[2]	9,740,807	9,644,932
82,480	ITC Holdings Corp.	7,148,464	7,530,424

Total Utilities		16,889,271	17,175,356

Total Common Stocks		535,447,066	549,632,638

20	See Notes to Financial Statements.

June 30, 2013	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2013

Principal
Amount		Cost	Value

Short Term Investments (2.67%)

$15,073,916	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2013, 0.01% due 7/1/2013; Proceeds at maturity – $15,073,928; (Fully collateralized by $15,625,000 U.S. Treasury Note, 0.625% due 5/31/2017; Market value – $15,376,125)[4]	$15,073,916	$15,073,916

Total Investments (100.11%)		$550,520,982	564,706,554

Liabilities Less Cash and Other Assets (-0.11%)			(629,963)

Net Assets			$564,076,591

Retail Shares (Equivalent to $19.16 per share based on 19,284,514 shares outstanding)			$369,559,764

Institutional Shares (Equivalent to $19.32 per share based on 10,066,627 shares outstanding)			$194,516,827

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements. All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	June 30, 2013

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (88.09%)

Brazil (9.12%)
35,000	Anhanguera Educacional Participações SA	$205,816	$204,854
53,000	BM&FBOVESPA SA	357,814	290,967
20,000	Estácio Participações SA	116,841	144,666
30,000	Kroton Educacional SA	281,351	415,309
20,000	Linx SA	293,188	333,789
7,500	M. Dias Branco SA	225,356	283,685
17,000	TOTVS SA	328,693	264,750

Total Brazil		1,809,059	1,938,020

Canada (0.63%)
20,000	Africa Oil Corp.[1]	100,307	134,069

Chile (1.88%)
722,211	CFR Pharmaceuticals SA	166,461	163,050
2,615	CFR Pharmaceuticals SA 144A, ADR[2]	47,627	59,047
4,400	Sociedad Química y
	Minera de Chile SA, ADR	247,304	177,760

Total Chile		461,392	399,857

China (17.02%)
30,000	21Vianet Group, Inc., ADR[1]	310,806	339,900
75,000	Biostime International Holdings Ltd.	314,095	418,705
175,000	Dah Chong Hong Holdings Ltd.	192,446	139,214
63,000	Great Wall Motor Co. Ltd.	183,797	270,486
275,000	Haitong Securities Co., Ltd., Cl H	388,553	333,288
24,000	Hollysys Automation Technologies Ltd.[1]	258,728	297,840
1,600,000	Kingdee International Software Group Co. Ltd.[1]	382,959	294,996
48,029	NQ Mobile, Inc., ADR[1]	334,054	388,074
12,000	Sina Corporation[1]	622,920	668,760
6,000	Tencent Holdings Ltd.	169,495	235,326
11,000	WuXi PharmaTech (Cayman), Inc., ADR[1]	224,875	231,000

Total China		3,382,728	3,617,589

Hong Kong (3.74%)
40,000	Luk Fook Holdings International Ltd.	134,411	92,831
150,000	Man Wah Holdings Ltd.	166,519	187,982
100,000	Melco International Development Ltd.	149,344	189,530
120,000	Wynn Macau Ltd.	321,572	325,681

Total Hong Kong		771,846	796,024

India (14.57%)
55,000	Amara Raja Batteries Ltd.	203,612	237,678
5,000	Blue Dart Express Ltd.	186,582	204,985
124,866	DEN Networks Ltd.[1]	391,873	385,472
200,000	Dish TV India Ltd.[1]	243,545	205,133
42,000	Financial Technologies Ltd.	769,867	550,788
27,800	Hathway Cable and Datacom Ltd.[1]	81,256	129,585
25,000	Lupin Ltd.	253,964	328,755
60,000	Mytrah Energy Ltd.[1]	100,832	96,732
6,500	Shriram City Union Finance Ltd.	137,947	110,333
24,000	Sun TV Network Ltd.	170,451	153,309
23,000	Torrent Pharmaceuticals Ltd.	311,915	318,246
95,000	Zee Entertainment Enterprises Ltd.	313,885	377,362

Total India		3,165,729	3,098,378

Shares		Cost	Value

Common Stocks (continued)

Indonesia (7.39%)
450,000	Bank Rakyat Indonesia (Persero) Tbk PT	$326,092	$351,385
2,800,000	Clipan Finance Indonesia Tbk PT	158,932	115,668
1,500,000	Lippo Karawaci Tbk PT	153,616	229,723
400,000	Media Nusantara Citra Tbk PT	67,242	125,945
600,000	MNC Sky Vision Tbk PT1	125,197	142,065
149,785	Sarana Menara Nusantara Tbk PT1	258,497	369,746
450,000	Tower Bersama Infrastructure Tbk PT1	141,208	235,768

Total Indonesia		1,230,784	1,570,300

Korea, Republic of (7.49%)
3,400	Daum Communications Corp.	308,350	234,893
9,000	KIA Motors Corp.	443,808	489,383
17,000	KT Skylife Co. Ltd.	534,618	561,184
6,500	WeMade Entertainment Co., Ltd.[1]	341,786	306,204

Total Korea, Republic of		1,628,562	1,591,664

Malaysia (1.84%)
110,000	Hartalega Holdings Bhd	210,386	222,820
85,000	Top Glove Corporation Bhd	178,972	167,875

Total Malaysia		389,358	390,695

Mexico (2.95%)
55,941	Agrinos AS1	300,934	164,848
2,800	Fomento Econ´omico Mexicano
	S.A.B. de C.V., ADR	237,984	288,932
60,000	Grupo México S.A.B. de C.V., Series B	228,926	173,645

Total Mexico		767,844	627,425

Norway (1.64%)
45,000	Opera Software ASA	293,147	348,185

Philippines (4.97%)
300,000	Ayala Land, Inc.	147,648	211,111
165,000	Cebu Air, Inc.	283,348	254,375
2,000,000	Metro Pacific Investments Corp.	185,566	244,445
120,000	Universal Robina Corp.	171,524	347,222

Total Philippines		788,086	1,057,153

Russian Federation (3.09%)
110,000	Exillon Energy plc[1]	280,582	215,823
16,000	Yandex N.V., Cl A1	366,701	442,080

Total Russian Federation		647,283	657,903

Singapore (0.92%)
90,000	Global Logistic Properties Ltd.	189,413	195,266

South Africa (1.03%)

9,500	Aspen Pharmacare Holdings Ltd.	130,753	218,225

22	See Notes to Financial Statements.

Baron Emerging Markets Fund	June 30, 2013

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (continued)

Taiwan, Province of China (5.98%)
25,000	Far EasTone Telecommunications Co., Ltd.	$66,316	$67,148
18,000	Ginko International Co., Ltd.	224,107	303,894
30,000	HIWIN Technologies Corp.	243,604	179,173
23,000	MediaTek Inc.	255,705	267,442
48,000	Novatek Microelectronics Corp.	195,404	233,025
12,000	Taiwan Semiconductor
	Manufacturing Co. Ltd., ADR	213,036	219,840

Total Taiwan, Province of China		1,198,172	1,270,522

Thailand (3.04%)
35,000	Bangkok Bank Public Co., Ltd., NVDR	227,104	230,211
275,000	L.P.N. Development PCL, Cl F	123,936	213,687
300,000	Major Cineplex Group Public Co. Ltd.	204,058	203,128

Total Thailand		555,098	647,026

United Arab Emirates (0.79%)
900,000	SHUAA Capital psc[1,2]	206,396	169,079

Total Common Stocks		17,715,957	18,727,380

Principal
Amount

Short Term Investments (12.01%)
$ 2,552,006	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2013, 0.01% due 7/1/2013; Proceeds at maturity – $2,552,008; (Fully collateralized by $2,650,000 U.S. Treasury Note, 0.625% due 5/31/2017; Market value – $2,607,791)[2]	2,552,006	2,552,006

Total Investments (100.10%)		$20,267,963	21,279,386

Liabilities Less Cash and Other Assets (-0.10%)			(20,988)

Net Assets			$21,258,398

Retail Shares (Equivalent to $10.12 per share based on 362,993 shares outstanding)			$3,673,370

Institutional Shares (Equivalent to $10.12 per share based on 1,737,070 shares outstanding)			$17,585,028

%	Represents percentage of net assets.
1	Non-income producing securities.
2	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2013, the market value of Rule 144A securities amounted to $59,047 or 0.28% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30, 2013	Net Assets

Information Technology	25.5%
Consumer Discretionary	22.3
Financials	12.7
Health Care	9.5
Consumer Staples	6.3
Industrials	4.1
Telecommunication Services	3.2
Materials	2.4
Energy	1.6
Utilities	0.5
Cash and Cash Equivalents*	11.9

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	June 30, 2013

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (99.33%)

Energy (86.16%)
	Oil & Gas Drilling (5.43%)
6,276	Ensco plc, Cl A2	$370,502	$364,761
5,346	Helmerich & Payne, Inc.	323,162	333,858
11,867	Seadrill Partners, LLC[2]	323,369	348,297

		1,017,033	1,046,916
	Oil & Gas Equipment & Services (24.51%)
5,596	CARBO Ceramics, Inc.	460,159	377,338
3,350	Core Laboratories N.V.[2]	462,092	508,061
26,259	Forum Energy Technologies, Inc.[1]	718,912	799,061
13,596	Halliburton Co.	552,023	567,225
7,411	National Oilwell Varco, Inc.	519,494	510,618
7,993	Oil States International, Inc.[1]	719,774	740,472
7,790	RigNet, Inc.[1]	172,914	198,489
15,860	Subsea 7 SA (Norway)[1,2]	348,684	278,069
28,957	Superior Energy Services, Inc.[1]	773,643	751,145

		4,727,695	4,730,478
	Oil & Gas Exploration & Production (30.87%)
26,162	Africa Oil Corp. (Canada)[1,2]	156,639	175,375
4,099	Anadarko Petroleum Corporation	351,909	352,227
19,195	Bonanza Creek Energy, Inc.[1]	702,806	680,655
10,795	Cobalt International Energy, Inc.[1]	295,190	286,823
10,199	Concho Resources, Inc.[1]	867,550	853,860
22,908	Exillon Energy plc (Russian Federation)[1,2]	71,783	44,946
2,704	Gulfport Energy Corp.[1]	139,422	127,277
69,848	Halcon Resources Corp.[1]	485,440	396,038
44,756	Kodiak Oil & Gas Corp.[1,2]	394,131	397,881
8,961	Lundin Petroleum AB (Sweden)[1,2]	201,454	177,721
9,649	Noble Energy, Inc.	575,492	579,326
19,225	Oasis Petroleum, Inc.[1]	701,266	747,276
12,748	SM Energy Co.	784,329	764,625
10,209	Southwestern Energy Co.[1]	377,610	372,935

		6,105,021	5,956,965
	Oil & Gas Refining & Marketing (2.26%)
2,468	Marathon Petroleum Corp.	201,711	175,376
4,997	Tesoro Corp.	293,382	261,443

		495,093	436,819
	Oil & Gas Storage & Transportation (23.09%)
7,426	Atlas Energy LP	389,470	363,800
11,387	Golar LNG Ltd.[2]	410,786	363,131
5,642	Golar LNG Partners L.P.[2]	184,653	192,392
10,304	MPLX LP	334,086	379,290
9,942	Rose Rock Midstream L.P.	341,913	364,076
42,504	Scorpio Tankers Inc.[2]	361,409	381,686
15,588	Susser Petroleum Partners LP	457,290	456,728
22,840	Tallgrass Energy Partners LP1	499,678	479,640
7,146	Targa Resources Corp.	442,199	459,702
10,014	Tesoro Logistics LP	547,565	605,447
4,976	Western Gas Equity Partners LP	155,431	204,862
3,176	Western Gas Partners LP	179,238	206,091

		4,303,718	4,456,845

Total Energy		16,648,560	16,628,023

Shares		Cost	Value

Common Stocks (continued)

	Industrials (8.13%)
	Construction & Engineering (1.87%)
18,259	Primoris Services Corp.	$387,477	$360,067
	Diversified Support Services (0.60%)
7,875	TMS International Corp., Cl A	120,753	116,786
	Electrical Components & Equipment (1.02%)
4,863	Polypore International, Inc.[1]	192,127	195,979
	Industrial Machinery (2.56%)
5,256	Chart Industries, Inc.[1]	413,096	494,537
	Trading Companies & Distributors (2.08%)
14,543	MRC Global, Inc.[1]	419,214	401,678

Total Industrials		1,532,667	1,569,047

	Materials (5.04%)
	Diversified Metals & Mining (0.65%)
4,537	Freeport-McMoRan Copper & Gold, Inc.	151,293	125,267
	Fertilizers & Agricultural Chemicals (0.15%)
10,176	Agrinos AS (Mexico)[1,2]	58,502	29,987
	Forest Products (0.80%)
6,068	Boise Cascade Company[1]	170,851	154,188
	Specialty Chemicals (0.76%)
1,995	Cytec Industries, Inc.	143,744	146,134
	Steel (2.68%)
12,717	SunCoke Energy, Inc.[1]	198,922	178,292
15,377	SunCoke Energy Partners LP	328,522	339,831

		527,444	518,123

Total Materials		1,051,834	973,699

Total Investments (99.33%)		$19,233,061	19,170,769

Cash and Other Assets Less Liabilities (0.67%)			128,409

Net Assets			$19,299,178

Retail Shares (Equivalent to $10.01 per share based on 1,767,435 shares outstanding)			$17,691,971

Institutional Shares (Equivalent to $10.04 per share based on 160,104 shares outstanding)			$1,607,207

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

June 30, 2013	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2013

Shares		Cost	Value

Common Stocks (99.55%)

Brazil (5.67%)
14,925	BM&FBOVESPA SA	$82,055	$81,937
6,011	Cetip SA - Mercados Organizados	77,560	61,151
1,320	M. Dias Branco SA	37,607	49,929

Total Brazil		197,222	193,017

Canada (2.99%)
2,824	Brookfield Asset Management, Inc., Cl A	96,385	101,721

China (4.04%)
520	Baidu, Inc., ADR[1]	64,751	49,156
3,236	New Oriental Education & Technology Group, ADR	73,889	71,677
878	Youku Tudou, Inc.[1]	20,677	16,849

Total China		159,317	137,682

Germany (2.78%)
1,058	BASF SE	83,704	94,513

Hong Kong (3.85%)
975	Jardine Matheson Holdings Ltd.	49,872	58,988
26,622	Wynn Macau Ltd.	78,458	72,252

Total Hong Kong		128,330	131,240

India (0.72%)
2,249	Just Dial Ltd.[1]	21,423	24,606

Indonesia (7.92%)
389,586	Global Mediacom Tbk PT	84,061	84,394
177,358	MNC Sky Vision Tbk PT1	39,149	41,994
30,747	Sarana Menara Nusantara Tbk PT1	70,433	75,899
128,836	Tower Bersama Infrastructure Tbk PT1	43,064	67,501

Total Indonesia		236,707	269,788

Israel (1.99%)
1,361	Check Point Software Technologies Ltd.[1]	61,646	67,614

Mexico (0.23%)
2,682	Agrinos AS1	20,694	7,903

Netherlands (2.65%)
1,145	ASML Holding N.V.	75,398	90,347

Norway (4.00%)
2,354	Golar LNG Ltd.	83,449	75,069
2,083	Seadrill Partners, LLC	45,826	61,136

Total Norway		129,275	136,205

Russian Federation (0.77%)
947	Yandex N.V., Cl A1	24,857	26,166

Shares		Cost	Value

Common Stocks (continued)

United Kingdom (1.87%)
1,436	Intertek Group plc	$59,577	$63,841

United States (60.07%)
4,586	Acxiom Corp.[1]	92,308	104,011
474	Amazon.com, Inc.[1]	107,779	131,625
258	Apple, Inc.	146,462	102,189
2,578	CyrusOne, Inc.	48,982	53,468
312	Equinix, Inc.[1]	50,130	57,633
5,397	EVERTEC, Inc.[1]	107,940	118,572
4,460	Facebook, Inc., Cl A1	130,229	110,876
209	Google, Inc., Cl A1	133,137	183,997
5,580	Greenlight Capital Re Ltd., Cl A1	136,086	136,877
1,727	HomeAway, Inc.[1]	44,967	55,851
2,117	ICICI Bank Limited, ADR	69,519	80,975
1,773	Illumina, Inc.[1]	77,685	132,691
145	MasterCard, Inc., Cl A	64,694	83,303
566	Monsanto Co.	43,298	55,921
902	MPLX LP	21,412	33,203
141	priceline.com, Inc.[1]	99,522	116,625
1,684	Susser Petroleum Partners LP	37,993	49,341
3,462	Tallgrass Energy Partners LP1	74,433	72,702
1,521	Tesoro Logistics LP	68,289	91,960
769	Verisk Analytics, Inc., Cl A1	37,775	45,909
391	Visa, Inc., Cl A	47,519	71,455
2,537	Xoom Corp.[1]	40,592	58,148
1,422	YUM! Brands, Inc.	99,510	98,601

Total United States		1,780,261	2,045,933

Total Investments (99.55%)		$3,074,796	3,390,576

Cash and Other Assets Less Liabilities (0.45%)			15,416

Net Assets			$3,405,992

Retail Shares (Equivalent to $10.65 per share based on 144,002 shares outstanding)			$1,533,974

Institutional Shares (Equivalent to $10.68 per share based on 175,268 shares outstanding)			$1,872,018

%	Represents percentage of net assets.
[1]	Non-income producing securities.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30, 2013	Net Assets

Information Technology	34.2%
Consumer Discretionary	19.8
Financials	15.1
Energy	11.3
Industrials	4.9
Materials	4.6
Telecommunication Services	4.2
Health Care	3.9
Consumer Staples	1.5
Cash and Cash Equivalents	0.5

100.0%

See Notes to Financial Statements.	25

Baron Select Funds	June 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2013

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Assets:
Investments in securities, at value*	$1,458,241,435	$147,642,713	$51,834,159	$549,632,638
Repurchase agreements, at value**	492,114	1,474,538	2,063,537	15,073,916

Total investments, at value	1,458,733,549	149,117,251	53,897,696	564,706,554
Foreign currency, at value†	—	—	19,722	—
Receivable for securities sold	7,088,001	820,236	376,376	—
Receivable for shares sold	2,611,110	205,466	40,460	4,928,846
Dividends and interest receivable	192,104	56,019	35,127	474,208
Prepaid expenses	43,336	1,302	602	2,107

	1,468,668,100	150,200,274	54,369,983	570,111,715

Liabilities:
Payable for borrowings against line of credit	365,500,000	—	—	—
Payable for securities purchased	34,505,745	1,187,505	898,793	5,628,546
Payable for shares redeemed	960,495	288	18,335	355,442
Distribution fees payable (Note 4)	716	528	975	853
Investment advisory fees payable (Note 4)	363	749	715	740
Accrued capital gains taxes	—	—	10,013	—
Accrued expenses and other payables	408,216	33,090	39,542	49,543

	401,375,535	1,222,160	968,373	6,035,124

Net Assets	$1,067,292,565	$148,978,114	$53,401,610	$564,076,591

Net Assets consist of:
Paid-in capital	$879,681,589	$109,637,680	$40,085,682	$549,713,968
Undistributed (accumulated) net investment income (loss)	(1,243,091)	2,341,768	131,831	293,640
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(403,250,233)	(6,944,845)	331,283	(116,589)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency transactions	592,104,300	43,943,511	12,852,814	14,185,572

Net Assets	$1,067,292,565	$148,978,114	$53,401,610	$564,076,591

Retail Shares:
Net Assets	$836,488,617	$41,313,486	$14,273,831	$369,559,764
Shares Outstanding ($ 0.01 par value; indefinite shares authorized)	30,686,227	3,378,713	892,358	19,284,514

Net Asset Value and Offering Price Per Share	$27.26	$12.23	$16.00	$19.16

Institutional Shares:
Net Assets	$230,803,948	$107,664,628	$39,127,779	$194,516,827
Shares Outstanding ($ 0.01 par value; indefinite shares authorized)	8,375,979	8,720,511	2,431,436	10,066,627

Net Asset Value and Offering Price Per Share	$27.56	$12.35	$16.09	$19.32

*Investments in securities, at cost	$866,137,135	$103,699,202	$38,970,580	$535,447,066
**Repurchase agreements, at cost	492,114	1,474,538	2,063,537	15,073,916

Total investments, at cost	$866,629,249	$105,173,740	$41,034,117	$550,520,982

†Foreign currency, at cost:	$—	$—	$19,875	$—

26	See Notes to Financial Statements.

June 30, 2013	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2013

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund
Assets:
Investments in securities, at value*	$18,727,380	$19,170,769	$3,390,576
Repurchase agreements, at value**	2,552,006	—	—

Total investments, at value	21,279,386	19,170,769	3,390,576
Foreign currency, at value†	69,926	60	17
Cash	—	71,534	45,038
Receivable for securities sold	103,145	—	—
Receivable for shares sold	30,417	87,613	—
Dividends and interest receivable	7,800	5,176	621
Prepaid expenses	203	—	—

	21,490,877	19,335,152	3,436,252

Liabilities:
Payable for securities purchased	179,722	—	—
Payable for shares redeemed	—	4,324	—
Distribution fees payable (Note 4)	814	164	451
Investment advisory fees payable (Note 4)	426	829	—
Accrued capital gains taxes	14,902	—	698
Accrued expenses and other payables	36,615	30,657	29,111

	232,479	35,974	30,260

Net Assets	$21,258,398	$19,299,178	$3,405,992

Net Assets consist of:
Paid-in capital	$21,445,021	$19,605,592	$3,172,219
Undistributed (accumulated) net investment income (loss)	(115,031)	4,828	6,856
Accumulated net realized loss on investments and foreign currency transactions	(1,066,759)	(248,949)	(88,168)
Net unrealized appreciation (depreciation) on investments, foreign capital gains tax and foreign currency transactions	995,167	(62,293)	315,085

Net Assets	$21,258,398	$19,299,178	$3,405,992

Retail Shares:
Net Assets	$3,673,370	$17,691,971	$1,533,974
Shares Outstanding ($ 0.01 par value; indefinite shares authorized)	362,993	1,767,435	144,002

Net Asset Value and Offering Price Per Share	$10.12	$10.01	$10.65

Institutional Shares:
Net Assets	$17,585,028	$1,607,207	$1,872,018
Shares Outstanding ($ 0.01 par value; indefinite shares authorized)	1,737,070	160,104	175,268

Net Asset Value and Offering Price Per Share	$10.12	$10.04	$10.68

*Investments in securities, at cost	$17,715,957	$19,233,061	$3,074,796
**Repurchase agreements, at cost	2,552,006	—	—

Total investments, at cost	$20,267,963	$19,233,061	$3,074,796

†Foreign currency, at cost:	$70,288	$61	$17

See Notes to Financial Statements.	27

Baron Select Funds	June 30, 2013

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2013

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Investment income:
Income:
Dividends	$5,819,523	$661,292	$502,923	$2,557,620
Interest	16	334	95	946
Securities lending income	—	—	18,171	—
Foreign taxes withheld on dividends	—	—	(29,426)	(51,084)

Total income	5,819,539	661,626	491,763	2,507,482

Expenses:
Investment advisory fees (Note 4)	4,843,309	693,254	273,548	1,794,244
Distribution fees — Retail Shares (Note 4)	963,867	46,644	19,218	312,395
Shareholder servicing agent fees and expenses — Retail Shares	117,089	13,352	10,980	32,234
Shareholder servicing agent fees and expenses — Institutional Shares	11,700	7,150	5,703	11,590
Line of credit fees	149,508	—	—	—
Reports to shareholders	76,800	4,115	3,872	55,448
Trustee fees and expenses	42,809	6,239	2,551	13,673
Professional fees	41,860	18,352	21,449	27,515
Registration and filing fees	41,216	28,248	21,838	36,203
Custodian and fund accounting fees	26,214	13,562	41,175	38,364
Administration fees	13,295	13,276	13,295	13,295
Insurance expense	10,910	1,378	550	1,304
Miscellaneous expenses	1,410	1,391	1,348	1,221

Total operating expenses	6,339,987	846,961	415,527	2,337,486
Interest expense on borrowings	1,497,724	—	—	—

Total expenses	7,837,711	846,961	415,527	2,337,486
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(18,114)	(21,361)	(35,886)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(19,623)	(32,921)	(15,537)

Net expenses	7,837,711	809,224	361,245	2,286,063

Net investment income (loss)	(2,018,172)	(147,598)	130,518	221,419

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	37,755,157	2,254,963	855,442	(748,756)
Foreign currency transactions	—	20,011	(46,349)	34,547
Net change in unrealized appreciation (depreciation) of:
Investments	134,113,819	8,355,589	651,055 [1]	1,320,007
Foreign currency translations	—	—	62	(456)

Net gain on investments	171,868,976	10,630,563	1,460,210	605,342

Net increase in net assets resulting from operations	$169,850,804	$10,482,965	$1,590,728	$826,761

1 Net of change in accrued foreign capital gains tax of $69,102.

28	See Notes to Financial Statements.

June 30, 2013	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2013

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund
Investment income:
Income:
Dividends	$116,592	$54,263	$29,426
Interest	104	31	1
Securities lending income	917	—	2,015
Foreign taxes withheld on dividends	(8,561)	(87)	(1,836)

Total income	109,052	54,207	29,606

Expenses:
Investment advisory fees (Note 4)	92,134	43,084	16,682
Distribution fees — Retail Shares (Note 4)	4,641	8,854	1,926
Shareholder servicing agent fees and expenses — Retail Shares	7,591	7,830	6,315
Shareholder servicing agent fees and expenses — Institutional Shares	5,216	4,589	4,534
Line of credit fees	—	—	—
Reports to shareholders	2,192	860	248
Trustee fees and expenses	890	268	152
Professional fees	21,104	20,166	18,447
Registration and filing fees	16,068	14,070	27,434
Custodian and fund accounting fees	52,806	15,533	16,220
Administration fees	13,262	13,233	13,265
Insurance expense	137	68	63
Miscellaneous expenses	1,281	1,762	1,066

Total operating expenses	217,322	130,317	106,352
Interest expense on borrowings	—	—	—

Total expenses	217,322	130,317	106,352
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(25,101)	(51,248)	(39,767)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(72,276)	(22,490)	(43,806)

Net expenses	119,945	56,579	22,779

Net investment income (loss)	(10,893)	(2,372)	6,827

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	(56,496)[1]	(148,170)	20,223
Foreign currency transactions	(24,262)	1,361	(4,216)
Net change in unrealized appreciation (depreciation) of:
Investments	(221,855)[2]	(51,721)	52,144 [3]
Foreign currency translations	(2,066)	(3)	2

Net gain (loss) on investments	(304,679)	(198,533)	68,153

Net increase (decrease) in net assets resulting from operations	$(315,572)	$(200,905)	$74,980

1 Net of foreign capital gains tax of $5,884.
2 Net of change in accrued foreign capital gains tax of $39,051.
3 Net of change in accrued foreign capital gains tax of $(698).

See Notes to Financial Statements.	29

Baron Select Funds	June 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,018,172)	$(1,075,171)	$(147,598)	$2,488,615	$130,518	$12,241
Net realized gain	37,755,157	135,642,574	2,274,974	4,449,288	809,093	508,930
Net change in unrealized appreciation	134,113,819	5,737,661	8,355,589	8,659,287	651,117	7,233,636

Increase in net assets resulting from operations	169,850,804	140,305,064	10,482,965	15,597,190	1,590,728	7,754,807

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	—	—	—	(66,030)

Decrease in net assets from distributions to shareholders	—	—	—	—	—	(66,030)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	134,891,320	42,020,006	10,936,214	5,232,804	2,478,102	5,745,684
Proceeds from the sale of shares — Institutional Shares	63,077,228	59,510,090	12,932,487	18,943,568	516,751	2,985,048
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	—	—	38,679
Cost of shares redeemed — Retail Shares	(88,601,929)	(476,365,509)	(3,727,057)	(6,518,703)	(4,256,153)	(3,821,525)
Cost of shares redeemed — Institutional Shares	(12,081,202)	(59,363,298)	(898,819)	(5,869,485)	(1,546,196)	(198,599)

Increase (decrease) in net assets derived from capital share transactions	97,285,417	(434,198,711)	19,242,825	11,788,184	(2,807,496)	4,749,287

Increase (decrease) in net assets	267,136,221	(293,893,647)	29,725,790	27,385,374	(1,216,768)	12,438,064

Net Assets:
Beginning of period	800,156,344	1,094,049,991	119,252,324	91,866,950	54,618,378	42,180,314

End of period	$1,067,292,565	$800,156,344	$148,978,114	$119,252,324	$53,401,610	$54,618,378

Undistributed (accumulated) net investment income (loss) at end of period	$(1,243,091)	$775,081	$2,341,768	$2,489,366	$131,831	$1,313

Capital share transactions—Retail Shares
Shares sold	5,126,688	1,993,487	894,671	502,457	155,549	386,734
Shares redeemed	(3,407,825)	(23,075,591)	(304,049)	(630,241)	(267,259)	(265,758)

Net increase (decrease)	1,718,863	(21,082,104)	590,622	(127,784)	(111,710)	120,976

Capital share transactions — Institutional Shares
Shares sold	2,400,399	2,893,607	1,052,996	1,789,884	32,169	203,315
Shares issued in reinvestment of distributions	—	—	—	—	—	2,518
Shares redeemed	(456,564)	(2,796,855)	(72,718)	(558,808)	(96,895)	(13,454)

Net increase (decrease)	1,943,835	96,752	980,278	1,231,076	(64,726)	192,379

30	See Notes to Financial Statements.

June 30, 2013	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund

	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$221,419	$72,166	$(10,893)	$(16,488)
Net realized gain (loss)	(714,209)	2,195,965	(80,758)	(536,166)
Net change in unrealized appreciation (depreciation)	1,319,551	11,694,320	(223,921)	2,053,462

Increase (decrease) in net assets resulting from operations	826,761	13,962,451	(315,572)	1,500,808

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(32,676)
Net investment income — Institutional Shares	—	—	—	(101,665)
Net realized gain on investments — Retail Shares	—	(800,487)	—	—
Net realized gain on investments — Institutional Shares	—	(554,089)	—	—

Decrease in net assets from distributions to shareholders	—	(1,354,576)	—	(134,341)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	395,560,179	43,568,003	1,896,517	1,070,469
Proceeds from the sale of shares — Institutional Shares	174,368,773	25,544,119	12,752,627	757,617
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	753,087	—	31,548
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	536,025	—	77,446
Cost of shares redeemed — Retail Shares	(80,797,410)	(8,815,007)	(1,125,131)	(599,084)
Cost of shares redeemed — Institutional Shares	(14,964,951)	(918,781)	(827,286)	(47,266)

Increase in net assets derived from capital share transactions	474,166,591	60,667,446	12,696,727	1,290,730

Increase in net assets	474,993,352	73,275,321	12,381,155	2,657,197

Net Assets:
Beginning of period	89,083,239	15,807,918	8,877,243	6,220,046

End of period	$564,076,591	$89,083,239	$21,258,398	$8,877,243

Undistributed (accumulated) net investment income (loss) at end of period	$293,640	$72,221	$(115,031)	$(104,138)

Capital share transactions — Retail Shares
Shares sold	20,355,292	2,716,738	180,829	112,447
Shares issued in reinvestment of distributions	—	44,800	—	3,213
Shares redeemed	(4,129,718)	(572,143)	(105,214)	(64,076)

Net increase	16,225,574	2,189,395	75,615	51,584

Capital share transactions — Institutional Shares
Shares sold	8,813,003	1,643,761	1,221,802	78,850
Shares issued in reinvestment of distributions	—	31,680	—	7,894
Shares redeemed	(758,022)	(56,483)	(80,395)	(5,122)

Net increase	8,054,981	1,618,958	1,141,407	81,622

See Notes to Financial Statements.	31

Baron Select Funds	June 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund

	For the Six	For the Year	For the Six	For the Period
	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2013	2012	2013	2012[1]

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,372)	$(5,846)	$6,827	$(5,871)
Net realized gain (loss)	(146,809)	(89,768)	16,007	(101,985)
Net change in unrealized appreciation (depreciation)	(51,724)	(10,569)	52,146	262,939

Increase (decrease) in net assets resulting from operations	(200,905)	(106,183)	74,980	155,083

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	16,800,894	2,526,351	297,937	2,282,183
Proceeds from the sale of shares — Institutional Shares	379,993	1,448,127	200,650	1,535,360
Cost of shares redeemed — Retail Shares	(649,077)	(640,910)	(283,933)	(834,781)
Cost of shares redeemed — Institutional Shares	(244,256)	(14,856)	(21,487)	—

Increase in net assets derived from capital share transactions	16,287,554	3,318,712	193,167	2,982,762

Increase in net assets	16,086,649	3,212,529	268,147	3,137,845

Net Assets:
Beginning of period	3,212,529	—	3,137,845	—

End of period	$19,299,178	$3,212,529	$3,405,992	$3,137,845

Undistributed net investment income at end of period	$4,828	$7,200	$6,856	$29

Capital share transactions — Retail Shares
Shares sold	1,639,197	260,108	27,836	231,416
Shares redeemed	(64,010)	(67,860)	(26,212)	(89,038)

Net increase	1,575,187	192,248	1,624	142,378

Capital share transactions — Institutional Shares
Shares sold	36,966	148,547	18,351	158,916
Shares redeemed	(23,812)	(1,597)	(1,999)	—

Net increase	13,154	146,950	16,352	158,916

1  For the period April 30, 2012 (commencement of operations) to December 31, 2012.

32	See Notes to Financial Statements.

June 30, 2013	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2013

Baron Partners
Fund

Increase (Decrease) in Cash:
Cash Used from Operating Activities
Net increase in net assets resulting from operations	$169,850,804
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(270,271,626)
Proceeds from sales of portfolio securities	102,797,598
Net purchases, sales and maturities of short-term investments	(59,802)
Increase in dividends and interest receivable	(192,104)
Decrease in prepaid expenses	76,378
Decrease in accrued expenses	(78,728)
Net realized gain on investments	(37,755,157)
Net change in unrealized appreciation of investments	(134,113,819)

Net cash used by operating activities	$(169,746,456)

Cash Provided from Financing Activities
Proceeds from shares sold	$195,800,514
Payment for shares redeemed	(102,054,058)
Increase in payable for borrowings against line of credit	76,000,000

Net cash provided in financing activities	$169,746,456

Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental cash flow information:
Interest paid	$1,474,285

See Notes to Financial Statements.	33

Baron Select Funds	June 30, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003.The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992, under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a Delaware statutory trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996, under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service which utilizes a systematic methodology to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

June 30, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At June 30, 2013, the Funds did not have any securities on loan.

e) Short Sales. The Funds may sell securities short. When the Funds sell short, the Funds record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short.The Funds may incur dividend expense if a security that has been sold short declares a dividend. The Funds are exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. The Funds are required to maintain collateral in a segregated account for the outstanding short sales. Short sales involve elements of market risks and exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The Funds’ risk of loss in these types of short sales is unlimited because there is no limit to the cost of replacing the borrowed security. During the six months ended June 30, 2013, the Funds did not engage in short selling.

f) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

g) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Concentration. Certain of the Funds hold relatively concentrated portfolios that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments. Additionally, these Funds may encounter some difficulty in liquidating securities of concentrated positions.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2013 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$304,777,371	$101,421,376
Baron Focused Growth Fund	38,843,388	12,390,088
Baron International Growth Fund	12,229,681	14,255,621
Baron Real Estate Fund	483,839,584	20,729,434
Baron Emerging Markets Fund	14,259,213	3,546,393
Baron Energy and Resources Fund	17,146,264	843,675
Baron Global Advantage Fund	901,150	678,336

Baron Select Funds	June 30, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds.The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap
	Retail	Institutional
Fund	Shares	Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The Funds are authorized to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services.The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit agreement with the Custodian in the amount of $475 million.A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 19, 2013. Baron Partners Fund may borrow up to the lesser of $475 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Libor rate plus a margin of 0.90%. For the six months ended June 30, 2013, interest expense incurred on these loans amounted to $1,497,724.

During the six months ended June 30, 2013, Baron Partners Fund had an average daily balance on the line of credit of $280.8 million at a weighted average interest rate of 1.08%. At June 30, 2013, Baron Partners Fund had an outstanding loan in the amount of $365,500,000.

6. RESTRICTED SECURITIES

At June 30, 2013, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2013, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$6,162,000
Windy City Investments Holdings, L.L.C.	11/13/2007 – 1/27/2011	27,133,286

Total Restricted Securities:
(Cost $80,134,888)†(3.12% of Net Assets)		$33,295,286

	Baron International Growth Fund
	Acquisition
Name of Issuer	Date	Value
Subscription Receipts
Alaris Royalty Corp.	6/25/2013	$252,677
Private Equity Investments
Better Place, Inc., Series C Preferred	12/1/2011	0

Total Restricted Securities:
(Cost $527,774)†(0.47% of Net Assets)		$252,677

† See Statements of Net Assets for cost of individual securities.

June 30, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,424,946,149	$—	$—	$1,424,946,149
Private Equity Investments†	—	—	33,295,286	33,295,286
Short Term Investments	—	492,114	—	492,114

Total Investments	$1,424,946,149	$492,114	$33,295,286	$1,458,733,549

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2013.

	Baron Focused Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$147,642,713	$—	$—	$147,642,713
Short Term Investments	—	1,474,538	—	1,474,538

Total Investments	$147,642,713	$1,474,538	$—	$149,117,251

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2013.

† See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	June 30, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron International Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$51,581,482	$—	$—	$51,581,482
Private Equity Investments†	—	—	0	0
Subscription Receipts†	—	—	252,677	252,677
Short Term Investments	—	2,063,537	—	2,063,537

Total Investments	$51,581,482	$2,063,537	$252,677	$53,897,696

The fair value of Level 2 investments at December 31, 2012 was $31,732,361. $27,629,271 was transferred out of Level 2 into Level 1 at June 30, 2013 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Real Estate Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$549,632,638	$—	$—	$549,632,638
Short Term Investments	—	15,073,916	—	15,073,916

Total Investments	$549,632,638	$15,073,916	$—	$564,706,554

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2013.

	Baron Emerging Markets Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$18,499,254	$228,126	$—	$18,727,380
Short Term Investments	—	2,552,006	—	2,552,006

Total Investments	$18,499,254	$2,780,132	$—	$21,279,386

The fair value of Level 2 investments at December 31, 2012 was $4,441,324. $169,079 was transferred out of Level 1 into Level 2 at June 30, 2013 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $6,987,158 was transferred out of Level 2 into Level 1 at June 30, 2013 as a result of no longer adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

Baron Energy and Resources Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$19,170,769	$—	$—	$19,170,769

Total Investments	$19,170,769	$—	$—	$19,170,769

The fair value of Level 2 investments at December 31, 2012 was $303,006. $500,736 was transferred out of Level 2 into Level 1 at June 30, 2013 as a result of no longer adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

June 30, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$3,390,576	$—	$—	$3,390,576

Total Investments	$3,390,576	$—	$—	$3,390,576

The fair value of Level 2 investments at December 31, 2012 was $654,163. $531,836 was transferred out of Level 2 into Level 1 at June 30, 2013 as a result of no longer adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	June 30,	June 30,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013

Private Equity Investments
Consumer
Discretionary	$5,265,000	$—	$—	$897,000	$—	$—	$—	$—	$6,162,000	$897,000
Financials	23,646,886	—	—	3,486,400	—	—	—	—	27,133,286	3,486,400

Total	$28,911,886	$—	$—	$4,383,400	$—	$—	$—	$—	$33,295,286	$4,383,400

	Baron International Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	June 30,	June 30,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013

Private Equity Investments
Utilities	$2,423	$—	$—	$(2,423)	$—	$—	$—	$—	$0	$(2,423)
Subscription Receipts
Financials	—	—	—	(96)	252,773	—	—	—	252,677	(96)

Total	$2,423	$—	$—	$(2,519)	$252,773	$—	$—	$—	$252,677	$(2,519)

Baron Select Funds	June 30, 2013
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Significant unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2013, were as follows:

Baron Partners Fund

					Weighted Average	Range
		Fair Value as of			used on	used on
Sector	Company	June 30, 2013	Valuation Technique	Unobservable Input	June 30, 2013	June 30, 2013
				Estimated volatility of the returns of the enterprise value(1)	5.28%	5.28%

				Discount for lack of marketability	4.04%	4.04%

Private Equity Investments: Financials	Windy City Investments Holdings, L.L.C.	$27,133,286	Combination of Market Comparables and Option Pricing methods	EV/Run Rate EBITDA Multiple(2)	11.29x	8.73x to 13.67x

				Adjustment to the EBITDA Multiple due to leverage(2)	2.65%	2.65%

				Change in the composite equity index of comparable companies	-1.63%	-2.34% to -0.62%

(1)	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc., historical returns of the SMI 100 Index and the historical returns of the equity of comparable public companies. Nuveen Investments, Inc. is the sole asset of Windy City Investments Holdings, L.L.C.
(2)	The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 2.65% to 11.29x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2013, the components of net assets on a tax basis were as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Cost of investments	$866,629,249	$105,173,740	$41,034,117	$550,520,982	$20,267,963	$19,233,061	$3,074,796

Gross tax unrealized appreciation	640,543,396	45,161,849	15,524,173	27,443,036	2,318,096	641,909	447,584
Gross tax unrealized depreciation	(48,439,096)	(1,218,338)	(2,660,594)	(13,257,464)	(1,306,673)	(704,201)	(131,804)

Net tax unrealized appreciation (depreciation)	592,104,300	43,943,511	12,863,579	14,185,572	1,011,423	(62,292)	315,780
Net tax unrealized currency depreciation	—	—	(10,765)	—	(16,256)	(1)	(695)
Undistributed (accumulated) net investment income (loss)	(1,243,091)	2,341,768	131,831	293,640	(115,031)	4,828	6,856
Accumulated net realized gain (loss)	(403,250,233)	(6,944,845)	331,283	(116,589)	(1,066,759)	(248,949)	(88,168)
Paid-in capital	879,681,589	109,637,680	40,085,682	549,713,968	21,445,021	19,605,592	3,172,219

Net Assets	$1,067,292,565	$148,978,114	$53,401,610	$564,076,591	$21,258,398	$19,299,178	$3,405,992

As of December 31, 2012, the Funds had capital loss carryforwards expiring as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Short term:
December 31, 2016	$105,867,166	$—	$—	$—	$—	$—	$—
December 31, 2017	334,667,179	8,833,765	—	—	—	—	—
No expiration date	—	—	399,735	—	967,939	94,737	79,973

	$440,534,345	$8,833,765	$399,735	$—	$967,939	$94,737	$79,973

June 30, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2013 and fiscal year ended December 31, 2012 was as follows:

	Six Months Ended		Year Ended
	June 30, 2013		December 31, 2012
		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain
Baron Partners Fund	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	—	—
Baron International Growth Fund	—	—	66,030	—
Baron Real Estate Fund	—	—	854,357	500,219
Baron Emerging Markets Fund	—	—	134,341	—
Baron Energy and Resources Fund	—	—	—	—
Baron Global Advantage Fund	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2013, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. MANAGEMENT OWNERSHIP

As of June 30, 2013, the officers and trustees owned, directly or indirectly, 32.90% of Baron Focused Growth Fund, 53.56% of Baron International Growth Fund, 17.88% of Baron Emerging Markets Fund and 50.95% of Baron Global Advantage Fund. As a result of their ownership, the officers and the trustees may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund shareholders.

Baron Select Funds	June 30, 2013

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES

	Six Months										Six Months
	Ended										Ended
	June 30,	Year Ended December 31,									June 30,	Year Ended December 31,

	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004	2013	2012	2011	2010	2009[1]

Net asset value, beginning of period	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$22.78	$19.52	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[2]	(0.04)[2]	(0.14)[2]	(0.09)[2]	(0.04)[2]	(0.09)[2]	(0.21)[2]	(0.16)[2]	(0.13)	(0.06)	(0.03)[2]	0.04 [2]	(0.08)[2]	(0.06)[2]	(0.03)[2]
Net realized and unrealized gain (loss) on investments	4.76	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13	2.49	5.17	4.81	3.22	(1.06)	5.06	3.03

Total from investment operations	4.70	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97	2.36	5.11	4.78	3.26	(1.14)	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$27.26	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$27.56	$22.78	$19.52	$20.66	$15.66

Total return	20.78%[3]	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%	42.35%	20.98%[3]	16.70%	(5.52)%	31.93%	23.70%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$836.5	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$230.8	$146.5	$123.7	$119.9	$158.5

Ratio of total expenses to average net assets	1.67%[4]	1.74%	1.71%	1.71%	1.51%	1.86%[5]	1.88%[5]	1.77%	1.62%	1.46%	1.40%[4]	1.48%	1.45%	1.45%	1.38%[4]
Less: Ratio of interest expense to average net assets	(0.31)%[4]	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.30)%[4]	(0.35)%	(0.36)%	(0.34)%	(0.21)%[4]

Ratio of operating expenses to average net assets	1.36%[4]	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%	1.34%	1.10%[4]	1.13%	1.09%	1.11%	1.17%[4]

Ratio of net investment income (loss) to average net assets	(0.47)%[4]	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(0.21)%[4]	0.18%	(0.41)%	(0.36)%	(0.31)%[4]

Portfolio turnover rate	8.04%[3]	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%	57.77%	8.04%[3]	13.04%	16.96%	15.85%	32.43%

[1]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.
[2]	Based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.

42

June 30, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES						INSTITUTIONAL SHARES

	Six Months						Six Months
	Ended						Ended
	June 30,	Year Ended December 31,					June 30,	Year Ended December 31,

	2013	2012	2011	2010	2009	2008 [1]	2013	2012	2011	2010	2009[7]

Net asset value, beginning of period	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00	$11.35	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]	(0.01)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	0.99	1.31	(0.07)	2.05	2.00	(3.33)	1.01	1.32	(0.07)	2.05	1.45

Total from investment operations	0.97	1.55	(0.14)	2.04	2.12	(3.33)	1.00	1.58	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	(0.33)	(0.13)	0.00	0.00	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	(0.12)	(0.40)	0.00	0.00	0.00	0.00	(0.12)

Total distributions	0.00	0.00	0.00	(0.33)	(0.25)	(0.40)	0.00	0.00	0.00	(0.33)	(0.25)

Net asset value, end of period	$12.23	$11.26	$9.71	$9.85	$8.14	$6.27	$12.35	$11.35	$9.77	$9.88	$8.15

Total return	8.61%[4,5]	15.96%[5]	(1.42)%[5]	25.17%[5]	33.77%[5]	(33.11)%[4,5]	8.81%[4,5]	16.17%[5]	(1.11)%[5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$41.3	$31.4	$28.3	$46.4	$39.9	$59.3	$107.7	$87.9	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.45%[6]	1.48%	1.48%	1.47%	1.52%	1.54%[6]	1.14%[6]	1.16%	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.10)%[6]	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]	(0.04)%[6]	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%[6]	1.10%[6]	1.10%	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	(0.39)%[6]	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]	(0.15)%[6]	2.53%	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	9.27%[4]	38.38%	44.58%	24.08%	34.76%	35.43%[4]	9.27%[4]	38.38%	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

43

Baron Select Funds	June 30, 2013

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES					INSTITUTIONAL SHARES

	Six Months					Six Months
	Ended					Ended
	June 30,	Year Ended December 31,				June 30,	Year Ended December 31,

	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009[5]

Net asset value, beginning of period	$15.55	$13.20	$17.29	$14.11	$10.00	$15.63	$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]	0.04 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.43	2.37	(2.78)	3.38	4.43	0.42	2.40	(2.79)	3.39	3.38

Total from investment operations	0.45	2.35	(2.79)	3.39	4.47	0.46	2.41	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.04)	0.00	0.00	0.00	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	0.00	0.00	(1.26)	(0.21)	(0.36)	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	0.00	0.00	(1.30)	(0.21)	(0.36)	0.00	(0.03)	(1.35)	(0.21)	(0.36)

Net asset value, end of period	$16.00	$15.55	$13.20	$17.29	$14.11	$16.09	$15.63	$13.25	$17.36	$14.13

Total return	2.89%[2,3]	17.80%[2]	(16.35)%[2]	24.22%[2]	44.69%[2]	2.94%[2,3]	18.17%[2]	(16.13)%[2]	24.54%[2]	30.18%[2,3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$14.3	$15.6	$11.7	$15.3	$8.4	$39.1	$39.0	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.78%[4]	1.78%	1.73%	1.76%	2.33%	1.42%[4]	1.40%	1.38%	1.40%	1.89%[4]
Less: Reimbursement of expenses by Adviser	(0.28)%[4]	(0.28)%	(0.23)%	(0.26)%	(0.83)%	(0.17)%[4]	(0.15)%	(0.13)%	(0.15)%	(0.64)%[4]

Ratio of net operating expenses to average net assets	1.50%[4]	1.50%	1.50%	1.50%	1.50%	1.25%[4]	1.25%	1.25%	1.25%	1.25%[4]

Ratio of net investment income (loss) to average net assets	0.27%[4]	(0.16)%	(0.05)%	0.07%	0.38%	0.56%[4]	0.09%	0.19%	0.31%	(0.29)%[4]

Portfolio turnover rate	23.02%[3]	39.02%	53.20%	32.70%	53.94%	23.02%[3]	39.02%	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

44

June 30, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES				INSTITUTIONAL SHARES

	Six Months				Six Months
	Ended				Ended
	June 30,	Year Ended December 31,			June 30,		Year Ended December 31,

	2013	2012	2011	2010	2013		2012	2011	2010

Net asset value, beginning of period	$17.52	$12.51	$12.66	$10.00	$17.64		$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.01 [1]	(0.01)[1]	0.02 [1]	0.03	[1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	1.63	5.31	0.07 [2]	2.64	1.65		5.33	0.07 [2]	2.65

Total from investment operations	1.64	5.32	0.06	2.66	1.68		5.39	0.09	2.69

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.00)[3]	0.00	0.00		0.00	(0.01)	0.00
Net realized gain on investments	0.00	(0.31)	(0.21)	0.00	0.00		(0.31)	(0.21)	0.00

Total distributions	0.00	(0.31)	(0.21)	0.00	0.00		(0.31)	(0.22)	0.00

Net asset value, end of period	$19.16	$17.52	$12.51	$12.66	$19.32		$17.64	$12.56	$12.69

Total return	9.36%[4,5]	42.60%[4]	0.63%[4]	26.60%[4]	9.52%[4,5]		42.99%[4]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$369.6	$53.6	$10.9	$5.5	$194.5		$35.5	$4.9	$3.2

Ratio of operating expenses to average net assets	1.38%[6]	1.76%	2.33%	4.35%	1.13	%6	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	(0.03)%[6]	(0.41)%	(0.98)%	(3.00)%	(0.03)%[6]		(0.34)%	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.35%	1.10%[6]		1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.06%[6]	0.07%	(0.08)%	0.14%	0.27%[6]		0.36%	0.17%	0.36%

Portfolio turnover rate	5.95%[5]	30.14%	70.99%	58.03%	5.95%[5]		30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.

45

Baron Select Funds	June 30, 2013

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES			INSTITUTIONAL SHARES

	Six Months			Six Months
	Ended	Year Ended		Ended	Year Ended
	June 30,	December 31,		June 30,	December 31,

	2013	2012	2011	2013	2012	2011

Net asset value, beginning of period	$10.06	$8.28	$10.00	$10.05	$8.30	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)[1]	(0.04)[1]	(0.03)[1]	(0.00)[1,5]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.08	1.94	(1.69)	0.07	1.93	(1.69)

Total from investment operations	0.06	1.90	(1.72)	0.07	1.92	(1.70)

Less distributions to shareholders from:
Net investment income	0.00	(0.12)	0.00	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	(0.12)	0.00	0.00	(0.17)	0.00

Net asset value, end of period	$10.12	$10.06	$8.28	$10.12	$10.05	$8.30

Total return	0.60%[2,3]	22.98%[2]	(17.20)%[2]	0.70%[2,3]	23.22%[2]	(17.00)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$3.7	$2.9	$2.0	$17.6	$6.0	$4.3

Ratio of operating expenses to average net assets	2.85%[4]	4.01%	4.49%	2.23%[4]	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	(1.35)%[4]	(2.51)%	(2.99)%	(0.98)%[4]	(2.12)%	(2.58)%

Ratio of net operating expenses to average net assets	1.50%[4]	1.50%	1.50%	1.25%[4]	1.25%	1.25%

Ratio of net investment loss to average net assets	(0.37)%[4]	(0.39)%	(0.32)%	(0.06)%[4]	(0.14)%	(0.07)%

Portfolio turnover rate	21.58%[3]	42.68%	45.86%	21.58%[3]	42.68%	45.86%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

46

June 30, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES		INSTITUTIONAL SHARES

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,
	2013	2012	2013	2012

Net asset value, beginning of period	$9.46	$10.00	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	(0.03)[1]	0.01 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.56	(0.51)	0.55	(0.51)

Total from investment operations	0.55	(0.54)	0.56	(0.52)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.01	$9.46	$10.04	$9.48

Total return	5.81%[2,3]	(5.40)%[2]	5.91%[2,3]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$17.7	$1.8	$1.6	$1.4

Ratio of operating expenses to average net assets	2.80%[4]	9.07%	4.04%[4]	8.65%
Less: Reimbursement of expenses by Adviser	(1.44)%[4]	(7.72)%	(2.93)%[4]	(7.55)%
Less: Ratio of interest expense to average net assets	(0.01)%[4]	0.00%	(0.01)%[4]	0.00%

Ratio of net operating expenses to average net assets	1.35%[4]	1.35%	1.10%[4]	1.10%

Ratio of net investment income (loss) to average net assets	(0.11)%[4]	(0.36)%	0.18%[4]	(0.11)%

Portfolio turnover rate	9.85%[3]	35.74%	9.85%[3]	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.

47

Baron Select Funds	June 30, 2013

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES		INSTITUTIONAL SHARES

	Six Months		Six Months
	Ended	Period Ended	Ended	Period Ended
	June 30,	December 31,	June 30,	December 31,
	2013	2012[1]	2013	2012[1]

Net asset value, beginning of period	$10.41	$10.00	$10.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [2]	(0.02)[2]	0.03 [2]	(0.02)[2]
Net realized and unrealized gain on investments	0.23	0.43	0.23	0.44

Total from investment operations	0.24	0.41	0.26	0.42

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.65	$10.41	$10.68	$10.42

Total return	2.31%[3,4]	4.10%[3,4]	2.50%[3,4]	4.20%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1.5	$1.5	$1.9	$1.6

Ratio of operating expenses to average net assets	6.66%[6]	8.35%[5,6]	6.13%[6]	7.33%[5,6]
Less: Reimbursement of expenses by Adviser	(5.16)%[6]	(6.85)%[5,6]	(4.88)%[6]	(6.08)%[5,6]

Ratio of net operating expenses to average net assets	1.50%[6]	1.50%[5,6]	1.25%[6]	1.25%[5,6]

Ratio of net investment income (loss) to average net assets	0.28%[6]	(0.38)%[5,6]	0.52%[6]	(0.30)%[5,6]

Portfolio turnover rate	20.53%[4]	24.64%[4]	20.53%[4]	24.64%[4]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[6]	Annualized.

48

June 30, 2013	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20131

	Actual	Beginning	Ending		Annualized	Expenses
	Total	Account Value	Account Value		Expense	Paid During
	Return	January 1, 2013	June 30, 2013		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	20.78%	$1,000.00	$1,207.80		1.67%[2]	$9.14
Baron Partners Fund — Institutional Shares	20.98%	$1,000.00	$1,209.80		1.40%[2]	$7.67
Baron Focused Growth Fund — Retail Shares	8.61%	$1,000.00	$1,086.10	[4]	1.35%[5]	$6.98
Baron Focused Growth Fund — Institutional Shares	8.81%	$1,000.00	$1.088.10	[4]	1.10%[5]	$5.70
Baron International Growth Fund — Retail Shares	2.89%	$1,000.00	$1,028.90	[4]	1.50%[5]	$7.55
Baron International Growth Fund — Institutional Shares	2.94%	$1,000.00	$1,029.40	[4]	1.25%[5]	$6.29
Baron Real Estate Fund — Retail Shares	9.36%	$1,000.00	$1,093.60	[4]	1.35%[5]	$7.01
Baron Real Estate Fund — Institutional Shares	9.52%	$1,000.00	$1,095.20	[4]	1.10%[5]	$5.71
Baron Emerging Markets Fund — Retail Shares	0.60%	$1,000.00	$1,006.00	[4]	1.50%[5]	$7.46
Baron Emerging Markets Fund — Institutional Shares	0.70%	$1,000.00	$1,007.00	[4]	1.25%[5]	$6.22
Baron Energy & Resources Fund — Retail Shares	5.81%	$1,000.00	$1,058.10	[4]	1.36%[5]	$6.94
Baron Energy & Resources Fund — Institutional Shares	5.91%	$1,000.00	$1,059.10	[4]	1.11%[5]	$5.67
Baron Global Advantage Fund — Retail Shares	2.31%	$1,000.00	$1,023.10	[4]	1.50%[5]	$7.52
Baron Global Advantage Fund — Institutional Shares	2.50%	$1,000.00	$1,025.00	[4]	1.25%[5]	$6.28

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2013

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	January 1, 2013	June 30, 2013		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,016.51		1.67%[2]	$8.35
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,017.85		1.40%[2]	$7.00
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.05	[4]	1.36%[5]	$6.80
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.29	[4]	1.11%[5]	$5.56
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]	Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2013, includes 1.36% and 1.10% for net operating expenses and 0.31% and 0.30% for interest expense for the Retail and Institutional Shares, respectively.
[3]	Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

49

Baron Funds	June 30, 2013

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON PARTNERS FUND, BARON FOCUSED GROWTH FUND, BARON INTERNATIONAL GOWTH FUND, BARON REAL ESTATE FUND, BARON EMERGING MARKETS FUND, BARON ENERGY AND RESOURCES FUND AND BARON GLOBAL ADVANTAGE FUND, BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 7, 2013 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Its confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•
The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•
The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•
The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods: The Board observed that the management fee was relatively high, but the other expenses paid by the Funds generally were relatively low, when compared to their peers. They concluded that the higher management fee was justified given the Adviser’s highly research intensive process and highly disciplined adherence to its process;

•
The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds and comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance of universe averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions. The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to proprietary mutual funds, sub-advised accounts and separately managed accounts and a profitability analysis prepared by the Adviser. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, noting the sharp decline in assets from their highs in 2007 and appreciating that the economies of scale analysis is predicated on increasing assets. The Board considered that the Funds’ fee schedules do not have break points. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors in deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

50

Notes

Notes

Notes

Notes

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

JUNE 13

Item 2. Code of Ethics.

          Not applicable.

Item 3. Audit Committee Financial Expert.

          Not applicable.

Item 4. Principal Accountant Fees and Services.

          Not applicable.

Item 5. Audit Committee of Listed Registrants.

          Not applicable.

Item 6. Schedule of Investments.

          Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

          Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:
Ronald Baron
Chief Executive Officer

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
Ronald Baron
Chief Executive Officer

Date:	August 28, 2013

By:
Peggy Wong
Treasurer and Chief Financial Officer

Date:	August 28, 2013